EXHIBIT (10)(i)69

                            STOCK PURCHASE AGREEMENT

                                 BY AND BETWEEN


                          WPS POWER DEVELOPMENT, INC.,
                            A WISCONSIN CORPORATION,
                                  AS THE BUYER,


                                       AND


                      CENTRAL HUDSON ENERGY SERVICES, INC.
                             A NEW YORK CORPORATION,
                               AS THE STOCKHOLDER



                                DECEMBER 21, 2001

                                TABLE OF CONTENTS

                                                                           PAGES

1.    DEFINITIONS.1
2.    SALE AND PURCHASE OF SHARES..............................................1
      2.01     Sale and Purchase of Shares.....................................1
      2.02     Purchase Price..................................................1
      2.03     Purchase Price Adjustment.......................................2
3.    ADDITIONAL UNDERTAKINGS AND COVENANTS....................................3
      3.01     Consents and Approvals..........................................3
      3.02     Access; Investigations by the Buyer.............................3
      3.03     Operation of Business of the Company............................4
      3.04     Public Announcements............................................5
      3.05     Employees.......................................................5
      3.06     Subsequent Events...............................................6
      3.07     Access to Records...............................................6
      3.08     Intercompany Accounts...........................................6
4.    REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER........................6
      4.01     Organization and Standing.......................................6
      4.02     Subsidiaries....................................................7
      4.03     Articles of Incorporation and Bylaws............................7
      4.04     Capitalization..................................................7
      4.05     Directors, Officers and Employees...............................8
      4.06     Financial Statements............................................8
      4.07     No Liabilities..................................................9
      4.08     Accounts Receivable.............................................9
      4.09     Taxes...........................................................9
      4.10     Conduct of Business; Absence of Material Adverse Effect........11
      4.11     Real Property..................................................12
      4.12     Assets.........................................................12
      4.13     Insurance......................................................13
      4.14     Intellectual Property..........................................13
      4.15     Debt Instruments...............................................14
      4.16     Leases.........................................................14
      4.17     Other Agreements...............................................15
      4.18     Books and Records..............................................16
      4.19     Litigation; Disputes...........................................16
      4.20     Labor Relations................................................16
      4.21     Benefit Plans..................................................17
      4.22     Environmental..................................................19
      4.23     Transactions with Related Parties..............................20
      4.24     Restrictions and Consents......................................21
      4.25     Authorization..................................................21
      4.26     Legal Compliance...............................................22

      4.27     Binding Obligation.............................................22
      4.28     Title to Capital Stock.........................................22
      4.29     Authority and Capacity.........................................22
      4.30     Absence of Violation...........................................23
      4.31     Transfer of Title..............................................23
      4.32     Holding Company Act and EWG Status.............................23
      4.33     Market-Based Rates.............................................23
      4.34     NYISO..........................................................23
      4.35     Generating Facilities Information..............................24
      4.36     Emissions Allowances...........................................24
5.    REPRESENTATIONS AND WARRANTIES OF THE BUYER.............................24
      5.01     Organization and Standing......................................24
      5.02     Authorization..................................................24
      5.03     Binding Obligation.............................................24
      5.04     No Registration Under the Securities Act.......................25
      5.05     Acquisition for Investment.....................................25
      5.06     Evaluation of Merits and Risks of Investment...................25
      5.07     Consents.......................................................25
6.    COVENANTS OF THE BUYER..................................................26
      6.01     Maintenance of Plans...........................................26
      6.02     Environmental Liabilities and Site Assessments.................26
7.    COVENANTS OF THE STOCKHOLDER............................................26
      7.01     Severance......................................................26
      7.02     Environmental Matters..........................................27
      7.03     Closing Period Operations......................................27
      7.04     Transition Services............................................27
      7.05     Employees......................................................28
      7.06     Voltage Support Service........................................28
8.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE STOCKHOLDER..................28
      8.01     Representations and Warranties.................................28
      8.02     Performance....................................................29
      8.03     Buyer's Certificate............................................29
      8.04     Documents at Closing...........................................29
      8.05     Legal Opinion..................................................29
      8.06     Consents and Approvals.........................................29
9.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BUYER........................29
      9.01     Representations and Warranties.................................29
      9.02     Performance....................................................30
      9.03     Absence of Adverse Changes.....................................30
      9.04     Legal Proceedings..............................................30
      9.05     Documents at Closing...........................................30
      9.06     Officer Certificate............................................30
      9.07     Consents.......................................................30
      9.08     Resignation of Directors.......................................30

      9.09     Legal Opinion..................................................31
      9.10     Consents and Approvals.........................................31
      9.11     FIRPTA Statement...............................................31
      9.12     Real Estate....................................................31
      9.13     Reliance Letter................................................31
      9.14     Insurance......................................................32
10.   CLOSING ................................................................32
      10.01    Closing of Sale and Purchase...................................32
      10.02    Deliveries by the Stockholder..................................32
      10.03    Deliveries by the Buyer........................................34
11.   SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION; REMEDIES..................34
      11.01    Survival of Representations....................................34
      11.02    Agreement of Stockholder to Indemnify..........................35
      11.03    Agreement of the Buyer to Indemnify............................36
      11.04    Shared Environmental Costs.....................................36
      11.05    Conditions of Indemnification..................................36
      11.06    Remedies Cumulative............................................38
12.   TAX MATTERS ............................................................38
      12.01    Section 338(h)(10) Election....................................38
      12.02    Allocation of Purchase Price...................................38
      12.03    Tax Returns and Payments.......................................39
      12.04    Cooperation on Tax Matters.....................................40
      12.05    Certain Taxes..................................................40
      12.06    Tax Sharing Agreements.........................................41
      12.07    Contests.......................................................41
      12.08    Disputes.......................................................42
13.   TERMINATION ............................................................42
      13.01    Termination....................................................42
      13.02    Effect of Termination..........................................43
14.   MISCELLANEOUS...........................................................43
      14.01    Additional Actions and Documents...............................43
      14.02    Brokers........................................................43
      14.03    Expenses.......................................................44
      14.04    Assignment.....................................................44
      14.05    Entire Agreement; Amendment....................................44
      14.06    Waiver.........................................................45
      14.07    Consent to Jurisdiction........................................45
      14.08    Severability...................................................45
      14.09    Governing Law..................................................45
      14.10    Notices........................................................46
      14.11    Headings.......................................................47
      14.12    Execution in Counterparts......................................47
      14.13    Limitation on Benefits.........................................47
      14.14    Binding Effect.................................................48

                                    EXHIBITS


EXHIBIT A - Definitions
EXHIBIT B - Guaranty of Stockholder Guarantor

                          LIST OF SCHEDULES COMPRISING
                               DISCLOSURE SCHEDULE



--------------------------------- ----------------------------------------------
SCHEDULE:                                            TITLE:
--------------------------------- ----------------------------------------------
2.03(a)                           Purchase Price Adjustment
--------------------------------- ----------------------------------------------
3.01(b)                           Consents and Approvals
--------------------------------- ----------------------------------------------
3.03(b)(xii)                      Operation of Business of the Company
--------------------------------- ----------------------------------------------
4.02                              Subsidiaries
--------------------------------- ----------------------------------------------
4.03                              Certificates of Incorporation and Bylaws
--------------------------------- ----------------------------------------------
4.04(b)                           Capitalization
--------------------------------- ----------------------------------------------
4.05                              Directors, Officers and Employees
--------------------------------- ----------------------------------------------
4.06                              Financial Statements
--------------------------------- ----------------------------------------------
4.07                              No Liabilities
--------------------------------- ----------------------------------------------
4.08                              Accounts Receivable
--------------------------------- ----------------------------------------------
4.09(a), (c), (e), (f)            Taxes
--------------------------------- ----------------------------------------------
                                  Conduct of Business;
4.10(a), (d)                      Absence of Material Adverse Changes
--------------------------------- ----------------------------------------------
4.11(a), (b)                      Real Property
--------------------------------- ----------------------------------------------
4.12(a), (c)                      Assets
--------------------------------- ----------------------------------------------
4.13                              Insurance
--------------------------------- ----------------------------------------------
4.14                              Intellectual Property
--------------------------------- ----------------------------------------------
4.15                              Debt Instruments
--------------------------------- ----------------------------------------------
4.16                              Leases
--------------------------------- ----------------------------------------------
4.17(a), (b), (c)                 Other Agreements
--------------------------------- ----------------------------------------------
4.18                              Books and Records
--------------------------------- ----------------------------------------------
4.19(a), (b)                      Litigation; Disputes
--------------------------------- ----------------------------------------------
4.20                              Labor Relations
--------------------------------- ----------------------------------------------
4.21(a), (f), (h)                 Pension and Benefit Plans
--------------------------------- ----------------------------------------------
4.22(a), (b), (c), (f)            Environmental
--------------------------------- ----------------------------------------------
4.23 (a), (b)                     Transactions with Related Parties
--------------------------------- ----------------------------------------------
4.24 (a), (b), (c)                Restrictions and Consents
--------------------------------- ----------------------------------------------
4.25                              Authorizations
--------------------------------- ----------------------------------------------
4.30                              Absence of Violation
--------------------------------- ----------------------------------------------
4.35                              Generating Facility Information
--------------------------------- ----------------------------------------------
5.02                              Authorization
--------------------------------- ----------------------------------------------
5.07                              Consents
--------------------------------- ----------------------------------------------
7.02                              Environmental Matters
--------------------------------- ----------------------------------------------
14.02(a)                          Brokers
--------------------------------- ----------------------------------------------

                            STOCK PURCHASE AGREEMENT


              This STOCK PURCHASE AGREEMENT (this "PURCHASE AGREEMENT") is entered into as of December 21, 2001, by and between WPS POWER DEVELOPMENT, INC., a Wisconsin corporation (the "BUYER") and CENTRAL HUDSON ENERGY SERVICES, INC., a New York corporation (the "STOCKHOLDER").

              WHEREAS, the Stockholder owns all of the issued and outstanding shares of capital stock (collectively, the "SHARES") of CH Resources, Inc., a New York corporation (the "COMPANY"); and

              WHEREAS, the Stockholder desires to sell and the Buyer desires to purchase, all of the Shares at the price and upon the terms and conditions hereinafter set forth.

              NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:


1.     DEFINITIONS

       For all purposes of this Purchase Agreement, certain capitalized terms specified in EXHIBIT A shall have the meanings in this Purchase Agreement as are ascribed to them in EXHIBIT A, except as otherwise expressly provided in this Purchase Agreement.


2.     SALE AND PURCHASE OF SHARES


       2.01   SALE AND PURCHASE OF SHARES

              On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions hereof, the Stockholder agrees to sell to the Buyer, and the Buyer agrees to purchase from the Stockholder, all of the Shares owned by the Stockholder for the purchase price specified in SECTION 2.02.


       2.02   PURCHASE PRICE

              The  aggregate  purchase  price  for all of the  Shares  shall  be
Fifty-Seven Million One Hundred Fifty Thousand Dollars $57,150,000 (the "PURCHASE PRICE") payable to the Stockholder on the Closing Date by wire transfer of immediately available funds in accordance with written instructions of the Stockholder provided to the Buyer at least one (1) business day prior to the Closing Date.

       2.03   PURCHASE PRICE ADJUSTMENT

              (a) The Purchase Price will be adjusted following Closing to compensate for (i) any excess or deficiency as of the Closing Date with respect to (A) the amount reflected on the September 30, 2001 unaudited consolidated balance sheet of the Company for current assets (less the amount of $1,664,400 attributable to the current portion of the Transmission Congestion Contracts ("TCCS") as of September 30, 2001) less current liabilities (except for the items treated separately in clause (B) below) and (B) except as set forth in this Section 2.03(a), the book value of fuels, materials, supplies, and inventories on site at Closing; (ii) the capital expenditures set forth in the Disclosure Schedule; (iii) additional capital expenditures not exceeding $150,000 in the aggregate, and such further additional capital expenditures in excess of $150,000 as shall be approved in writing by the Buyer; and (iv) any increase or reduction in the Purchase Price as determined pursuant to the Closing Date Purchase Price Adjustment set forth in Schedule 2.03(a). The Buyer shall be responsible (as an addition to the Purchase Price) for the foregoing capital expenditures, but only to the extent money has been expended or a liability has been incurred by the Company during the period from September 30, 2001 to the Closing Date. For purposes of this Section 2.03(a), inventory value subject to adjustment includes (i) fuel and inventory of $1,166,427 as of September 30, 2001, and (ii) GP Mate inventory of $1,563,907 as of November 21, 2001, and excludes the Siemens spare parts inventory as set forth in the Disclosure Schedule, as to which no adjustment shall be made.

              (b) Stockholder shall provide a preliminary statement of Purchase Price adjustments at least thirty (30) days prior to the Closing Date. Stockholder shall provide a final statement of Purchase Price adjustments (the "ADJUSTMENT STATEMENT") to Buyer within five (5) business days following the Closing Date.

              (c) The values or amounts for each item reflected on the Adjustment Statement shall be binding upon the Buyer, unless the Buyer gives written notice within thirty (30) days after receipt thereof, of disagreement with any of the values or amounts shown on the Adjustment Statement, specifying as to each such item in reasonable detail, the nature and extent of such disagreement (the "DISPUTE NOTICE"). Buyer shall have the right to verify quantities of fuel and inventory based upon a random sampling methodology to be agreed between Stockholder and Buyer. If the Buyer and the Stockholder are unable to resolve any such disagreement within thirty (30) days after the date of the Dispute Notice, then the issues in dispute will be submitted to the Independent Accounting Firm, for resolution. If the issues in dispute are submitted to the Accountants for resolution, (i) each party will furnish to the Accountants such workpapers and other documents and information relating to the disputed issues as the Accountants may request and are available to that party (or its independent public accountants) and will be afforded the opportunity to present to the Accountants any material relating to the determination and to discuss the determination with the Accountants; (ii) the determination by the Accountants, as set forth in a notice delivered to both parties by the Accountants, will be binding and conclusive on the parties; and (iii) the Buyer and the Stockholder will each bear 50% of the fees of the Accountants for such determination. If as a result of the resolution of any disputes pursuant to this
Section 2.03, any amount shown in the

Adjustment Statement is determined to be erroneous, such erroneous amount shall be deleted from the Adjustment Statement and the correct amount shall be inserted in lieu thereof.

              (d) Immediately upon the expiration of the thirty (30) day period for giving the Dispute Notice, if a Dispute Notice is not given, or within five (5) business days after the determination has been completed in accordance with this Section 2.03, (i) the Buyer shall pay to Stockholder the amount of any upward Purchase Price adjustment or, (ii) Stockholder shall pay to the Buyer the amount of any downward Purchase Price adjustment.

3.     ADDITIONAL UNDERTAKINGS AND COVENANTS


       3.01   CONSENTS AND APPROVALS

              (a) The Buyer and the Stockholder shall use their respective best efforts to take all measures reasonably necessary or advisable to secure such consents, authorizations and approvals of Governmental Authorities and of private persons or entities with respect to the transactions contemplated by this Purchase Agreement, and the performance of all other obligations of such parties hereunder, as may be required by any applicable Laws or by any Agreement to which the Buyer or the Stockholder is a party or by which the Buyer or the Stockholder is bound including those set forth in the Disclosure Schedule pursuant to Sections 4.24 and 5.07 hereof.

              (b)    The Buyer and the  Stockholder  shall (i)  cooperate in the filing of all forms, notifications, reports and information, if any, required pursuant to applicable statutes, rules, regulations or orders of any Governmental Authority in connection with the transactions contemplated by this Purchase Agreement and in any event, each of them shall have made all such filings set forth in Disclosure Schedule 3.01(b), whether jointly or severally, not later than January 31, 2002, and (ii) use their respective best efforts to cause any applicable waiting periods thereunder to expire and any objections to the transactions contemplated hereby to be withdrawn before the Closing.

       3.02   ACCESS; INVESTIGATIONS BY THE BUYER

              At all times through the Closing Date, the Stockholder shall, upon reasonable prior notice and during normal business hours, provide to representatives of the Buyer access to the Generating Facilities and the offices, books, Agreements, records (including, without limitation, tax returns and correspondence with accountants), officers, directors and employees of the Company and the Real Property Affiliates (provided such access shall not cause any unreasonable disruption in the conduct of the Company's business), and will furnish representatives of the Buyer such financial and operating data and other information with respect to the business and Assets of the Company as the Buyer may reasonably request, including, without limitation, Agreements with clients, customers, vendors, lessors, licensors and suppliers of the Company and the Real Property Affiliates. The Buyer agrees at all times through the Closing Date to
(i) keep confidential all such information that is identified by the Stockholder as being of a confidential nature, (ii) not use such confidential information on its own behalf, except in connection with the transactions contemplated hereby, or on behalf of any other person, firm or entity, and (iii) not disclose such confidential information to any third party (other than to the Buyer's counsel, accountants and other consultants in connection with the transactions contemplated hereby) without the Stockholder's advance written authorization; PROVIDED, HOWEVER, that the Buyer shall have no such obligations with respect to confidential information that (A) was lawfully obtained by it not subject to restrictions of confidentiality; (B) is a matter of public knowledge; or (C) has been or is hereafter publicly disclosed other than by or through the Buyer. In the event this Purchase Agreement is terminated, the Buyer will return to the Stockholder or destroy, as the Stockholder may direct, all documents, workpapers and other materials containing or developed with confidential information furnished to the Buyer relating to the transactions contemplated hereunder whether obtained before or after the execution of this Purchase Agreement.

       3.03   OPERATION OF BUSINESS OF THE COMPANY

              (a) At all times through the Closing Date, the Stockholder shall cause each of the Company and the Real Property Affiliates to use its reasonable best efforts to (i) preserve its business organization and its present relationships with customers, suppliers, consultants, employees and any other persons having business relations with the Company in the Ordinary Course of Business; and (ii) maintain all of its Assets in good operating condition and repair (normal wear and tear excepted) in the Ordinary Course of Business.

              (b) Except as set forth in the Disclosure Schedule, at all times through the Closing Date, the Stockholder shall cause each of the Company and the Real Property Affiliates to conduct its respective business substantially in the manner heretofore conducted and only in the Ordinary Course of Business and shall not, without the prior written consent of the Buyer: (i) issue any capital stock, bonds or other corporate securities or debt instruments, grant any options, warrants or other rights calling for the issuance thereof, or borrow any funds; (ii) declare, set aside or pay any dividends or distributions of any Assets; (iii) directly or indirectly redeem, purchase or otherwise acquire any of its capital stock, any securities convertible into capital stock, or any other securities; (iv) effect a split, reclassification or other change in or of any of its capital stock; (v) amend its certificate of incorporation or bylaws; (vi) except in furtherance of Stockholder's undertaking in Section 3.05, grant any increase in the compensation or benefits payable, or to become payable, by the Company to any of its directors, officers, employees or consultants, or make any accrual or arrangement for or payment of bonuses or special compensation of any kind to any director, officer or employee; (vii) directly or indirectly guarantee or agree to guarantee the obligations of others; (viii) enter into or make or permit any amendment or termination of any Agreement which the Stockholder reasonably believes is likely to have a Material Adverse Effect; (ix) mortgage, pledge or subject to any Encumbrance any of its Assets; (x) except with respect to debt owing from Affiliates of the Stockholder, cancel any indebtedness owing to the Company or the Real Property Affiliates or any claims which the Company or the Real Property Affiliates may possess (other than the resolution of claims under any Agreement in the Ordinary Course of Business which would not have a Material Adverse Effect), or waive any rights of substantial value; (xi) sell, assign or transfer any Intellectual Property; (xii) except for the TCCs, sell, exchange, transfer or otherwise dispose of any interest in any Asset (other than in the Ordinary Course of Business); (xiii) violate any Laws which have or could reasonably be expected to have a Material Adverse Effect; (xiv) commit any act or omit to do any act, or engage in any activity or transaction or incur any obligation (by conduct or otherwise), which the Stockholder reasonably expects to have a Material Adverse Effect; or (xv) make any loan or advance to any stockholder, officer or director of the Company or any other person, other than payment of inter-company indebtedness owed to Affiliates of the Company. Prior to the Closing Date, the Stockholder on behalf of the Company (i) will not do or agree to do any of the things listed in clauses (b) through (s) of SECTION 4.10 and (ii) will maintain all insurance, which shall meet the requirements of SECTION 4.13.

              (c) The Stockholder shall notify the Buyer promptly of any material adverse change in the business, operations, prospects, condition (financial or otherwise), Assets or liabilities of the Company or the Real Property Affiliates, including, without limitation, information (including, without limitation, copies of all Documents relating thereto) concerning all claims instituted, threatened or asserted against or affecting any of the Company or the Real Property Affiliates or its respective business or Assets at law or in equity, before or by any court or Governmental Authority.

              (d) The Stockholder shall cause the Company and the Real Property Affiliates to keep proper books of record and account in which true and complete entries will be made of all transactions in accordance with generally accepted accounting principles applied on a basis consistent with prior periods, and shall supply to the Buyer such Documents (financial or otherwise) with respect thereto as the Buyer shall reasonably request.

       3.04   PUBLIC ANNOUNCEMENTS

              The Stockholder on the one hand, and the Buyer on the other hand, agree that neither they nor the Company nor their respective Affiliates will issue any press release or otherwise make any public statements concerning this Purchase Agreement or the transactions contemplated hereby at any time prior to the Closing Date without the prior written consent of the Buyer or the Stockholder, as the case may be, which consent may not be unreasonably withheld, PROVIDED that the Buyer, the Stockholder or their respective Affiliates may announce the execution of this Purchase Agreement and the transactions contemplated hereby on or after the date hereof.

       3.05   EMPLOYEES

              The Stockholder shall use its reasonable best efforts to encourage the current employees of the Company to continue their employment with the Company prior to and following the Closing Date; PROVIDED, HOWEVER, that the Stockholder shall not be deemed to guarantee the continued employment of any of the Company's employees.

       3.06   SUBSEQUENT EVENTS

              The Stockholder shall notify the Buyer promptly in writing of the occurrence of any event, or the failure of any event to occur, prior to the Closing that results in a material omission from, or material breach of, any of the covenants, representations or warranties made by or on behalf of the Company or the Stockholder in this Purchase Agreement or the Disclosure Schedule. Prior to the Closing, the Stockholder promptly will supplement or amend the Disclosure Schedule delivered pursuant hereto with respect to any material matter hereafter arising which, if existing, occurring or known at the date of this Agreement, would have been required to be set forth or described in such Disclosure
Schedule or which is necessary to correct any information in such Disclosure Schedule which has been rendered materially inaccurate thereby.

       3.07   ACCESS TO RECORDS

              For a period of five (5) years after the Closing Date, the Buyer shall, upon reasonable prior notice and during normal business hours, provide to the Stockholder access to the financial and accounting books and records of the Company for periods prior to the Closing Date and which are in the Company's possession as of Closing, solely for purposes of assisting the Stockholder in connection with any tax audit or other governmental investigation of the Stockholder relating to the business of the Company for the period prior to Closing or for purposes of defending or investigating any Losses for which indemnification is sought by the Buyer pursuant to SECTION 11.02 hereof; PROVIDED, HOWEVER, such access shall not cause any unreasonable disruption in the conduct of the Buyer's business. The Buyer shall not dispose of such books and records during the five (5) year period after the Closing Date.

       3.08   INTERCOMPANY ACCOUNTS

              The Stockholder shall cause all liabilities and obligations of the Company or the Real Property Affiliates to the Stockholder or any of its Affiliates to be paid or otherwise settled on or prior to the Closing.

4.     REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

              The Stockholder represents and warrants to the Buyer as follows:

       4.01   ORGANIZATION AND STANDING

              The Stockholder, the Company and each of the Real Property Affiliates is a corporation duly organized and validly existing under the laws of the State of New York, and has the corporate power and authority to own, operate and lease its Assets, and to carry on its respective business as currently conducted.

       4.02   SUBSIDIARIES

              Except for the Real Property Affiliates, the Company has no Subsidiaries and, except as set forth in the Disclosure Schedule or the Financial Statements, no equity investment or other interest in, nor has the Company made advances or loans to, any corporation, association, partnership, joint venture or other entity or person. The Real Property Affiliates have no Subsidiaries and, except as set forth in the Disclosure Schedule, no equity investment or other interest in, nor have the Real Property Affiliates made advances or loans to, any corporation, association, partnership, joint venture or other entity or person. Except as set forth on the Disclosure Statement, neither the Company nor any Real Property Affiliate is subject to any obligation, or requirement to provide funds or to make any investment (in the form of loan, capital contributions, guaranty or otherwise) to or in any person or entity.

       4.03   ARTICLES OF INCORPORATION AND BYLAWS

              The Stockholder has furnished to the Buyer a true and complete copy of the certificate of incorporation of each of the Stockholder, the Company and the Real Property Affiliates, as currently in effect, certified as of a recent date by the Secretary of State of the State of New York, and a true and complete copy of the bylaws of each of the Stockholder, the Company and the Real Property Affiliates, as currently in effect, certified by each such company's corporate secretary. Such certified copies are attached as exhibits to, and part of, the Disclosure Schedule.

       4.04   CAPITALIZATION

              (a) The authorized capital stock of the Company consists of one million (1,000,000) shares of capital stock, with a par value of one dollar ($1.00) per share, of which five hundred sixty-six thousand (566,000) shares are duly authorized and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive rights. All of the issued and outstanding shares of capital stock of the Company are beneficially and of record owned by the Stockholder, free and clear of all Encumbrances, except such restrictions on the transfer of such shares as may be applicable under federal and state securities laws. The Shares constitute all of the issued and outstanding shares of capital stock of the Company as of the Closing Date.

              (b) No shares of capital stock of the Company have been reserved for any purpose. There are no outstanding securities convertible into or exchangeable for capital stock of the Company and no outstanding options, rights (preemptive or otherwise), or warrants to purchase or to subscribe for any shares of such stock or other securities of the Company. Except as set forth in the Disclosure Schedule, there are no outstanding Agreements affecting or relating to the voting, issuance, purchase, redemption, repurchase or transfer of the Company's capital stock or any other securities of the Company.

              (c) The authorized capital of each of the real Property Affiliates consists of one hundred (100) shares of capital stock, with a par value of $0.10 per share, of which ten (10) shares are duly authorized and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive rights. All of the issued and outstanding shares of capital stock of each of the Real Property Affiliates are beneficially and of record owned by the Company, free and clear of all Encumbrances, except such restrictions on the transfer of such shares as may be applicable under federal and state securities laws. Such shares constitute all of the issued and outstanding shares of capital stock of each of the Real Property Affiliates as of the Closing Date.

              (d) No shares of capital stock of the Real Property Affiliates have been reserved for any purpose. There are no outstanding securities convertible into or exchangeable for capital stock of the Real Property Affiliates and no outstanding options, rights (preemptive or otherwise), or warrants to purchase or to subscribe for any shares of such stock or other securities of the Real Property Affiliates. Except as set forth in the Disclosure Schedule, there are no outstanding Agreements affecting or relating to the voting, issuance, purchase, redemption, repurchase or transfer of the Real Property Affiliates' capital stock or any other securities of the Real Capital Affiliates.

       4.05   DIRECTORS, OFFICERS AND EMPLOYEES

              The Disclosure Schedule lists all current directors, officers and employees of the Company and each of the Real Property Affiliates, showing each such person's name, position, and annual remuneration, bonuses (except bonuses no portion of which is accrued and payable for the current fiscal year) and fringe benefits for the current fiscal year and the most recently completed fiscal year.

       4.06   FINANCIAL STATEMENTS

              The  Company  has  prepared  and  furnished  to the  Buyer (a) the unaudited consolidated balance sheet of the Company and the Real Property Affiliates as of the Balance Sheet Date and the unaudited consolidated income statement and statements of cash flow of the Company and the Real Property Affiliates for the nine (9) months ended on the Balance Sheet Date, and (b) the unaudited consolidated balance sheet as of December 31, 2000 and unaudited consolidated statements of income, stockholder's equity and cash flows for the twelve (12) month period ended as of December 31, 2000 (such financial statements, including the notes thereto, collectively, the "FINANCIAL STATEMENTS"). All of the Financial Statements, including, without limitation, the notes thereto: (i) have been prepared from the books and records of the Company and the Real Property Affiliates, (ii) present fairly the financial position of the Company and the Real Property Affiliates as of the respective dates and the results of operations and cash flows for the respective periods indicated, and (iii) have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior accounting periods (subject to normal audit adjustments in the case of unaudited statements). The Disclosure Schedule sets forth all changes in accounting methods (for financial accounting purposes) at any time made, agreed to, requested or required with respect to the Company or the Real Property Affiliates for any of the periods covered by the Financial Statements.

       4.07   NO LIABILITIES

              Except as reflected in the Financial Statements (or disclosed in the associated footnotes to the Financial Statements) or as described in the Disclosure Schedule, there exist no material liabilities individually or in the aggregate (whether contingent or absolute, matured or unmatured, known or unknown) of the Company or the Real Property Affiliates. Except as described in the Disclosure Schedule or the Unaudited Financial Statements, since the Balance Sheet Date, neither the Company nor the Real Property Affiliates has incurred any material liabilities (whether contingent or absolute, matured or unmatured, known or unknown) other than in the Ordinary Course of Business.

       4.08   ACCOUNTS RECEIVABLE

              Except as set forth in the Disclosure Schedule, the accounts receivable of the Company and the Real Property Affiliates shown on the balance sheets included in the Financial Statements, or thereafter acquired by any of them, have arisen only from bona fide transactions in the Ordinary Course of Business. Neither the Company, the Real Property Affiliates nor the Stockholder has any knowledge of any facts or circumstances generally (other than general market and economic conditions) which would result in any material increase in the uncollectability of such accounts receivable in excess of the reserves therefore set forth in the Financial Statements.

       4.09   TAXES

              (a) Except as set forth in the Disclosure Schedule, the Company and each Subsidiary has (or, in the case of returns becoming due after the date hereof and on or before the Closing Date, will have prior to the Closing Date) duly and timely filed (or filed extensions therefor) all Tax Returns required to be filed by the Company or Subsidiary on or before the Closing Date with respect to all applicable Taxes, and no penalties or other charges are or will become due with respect to any of the Tax Returns as the result of the late filing thereof. All of the Company Tax Returns are (or, in the case of returns becoming due after the date hereof and on or before the Closing Date, will be) true and complete in all material respects. Except as set forth in the Disclosure Schedule, the Company and each Subsidiary has paid all Taxes due or claimed to be due by any taxing authority (whether or not shown on any Tax Return). No claim has ever been made by an authority in a jurisdiction where the Company or a Subsidiary does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Security Interests on any of the assets of the Company or any Subsidiary that arose in connection with any failure (or alleged failure) to pay any Tax.

              (b) The Company and each Subsidiary has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

              (c) There is no action, suit, proceeding, audit, investigation or claim pending or, to the knowledge of the Company or the Stockholder, threatened in respect of any Taxes for which the Company or any Subsidiary is or may become liable, nor has any deficiency or claim for any such Taxes been proposed, asserted or, to the knowledge of the Company or the Stockholder, threatened. Except as set forth in the Disclosure Schedule, the Company and each Subsidiary has not requested any extension of time within which to file any Tax Return in respect of any taxable year which has not since been filed or consented to any waivers or extensions of any statute of limitations with respect to any taxable year of the Company or a Subsidiary. Except as set forth in the Disclosure Schedule, there is no Agreement, waiver or consent providing for an extension of time with respect to the assessment or collection of any Taxes against the Company or a Subsidiary, and no power of attorney granted by the Company or a Subsidiary with respect to any tax matters is currently in force.

              (d) The Company has furnished to the Buyer true and complete copies of all the Company and Subsidiary Tax Returns for the past three (3) years and within 30 days of the date hereof the Stockholder shall have furnished to the Buyer copies of all written communications relating to any such Company and Subsidiary Tax Returns or to any deficiency or claim proposed and/or asserted, irrespective of the outcome of such matter, but only to the extent such items relate to tax years (i) which are subject to an audit, investigation, examination or other proceeding, or (ii) with respect to which the statute of limitations has not expired.

              (e) The Disclosure Schedule sets forth (i) all federal tax elections that currently are in effect with respect to the Company or any Subsidiary, and (ii) all elections for purposes of foreign, state or local Taxes and all consents or Agreements for purposes of federal, foreign, state or local Taxes in each case that reasonably could be expected to have a material effect on the Company or any of its Subsidiaries or any of their respective Assets or operations after the Closing. The Disclosure Schedule sets forth all changes in accounting methods for Tax purposes at any time made, agreed to, requested or required with respect to the Company or any Subsidiary within the past three (3) years.

              (f) The Disclosure Schedule sets forth all state and local jurisdictions in which the Company and any Subsidiary is required to file Tax Returns.

              (g) Neither the Company nor any Subsidiary has requested or received a ruling from any taxing authority or signed a closing or other agreement with any taxing authority which could materially adversely affect any of them.

              (h) Except for the Central Hudson Group Federal Income Tax Allocation Agreement, the Company and each Subsidiary are not parties to, are not bound by, and have no obligation under, any Tax sharing agreement, Tax indemnification agreement or similar contract or arrangement.

              (i) No power of attorney has been granted with respect to the Company or any Subsidiary as to any matter relating to Taxes.

              (j) Neither the Company nor any Subsidiary has filed a consent pursuant to Section 341(f) of the Code (or any predecessor provision) or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset, as such term is defined in Section 341(f)(4) of the Code, owned by the Company or any Subsidiary.

              (k) Since its incorporation, neither the Company nor any Subsidiary has incurred any liability for Taxes other than in the ordinary course of business.

              (l) Neither the Company nor any Subsidiary has liability for Taxes of any person pursuant to Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law) other than for the consolidated return group of which Stockholder is the parent.

              (m) Neither the Company nor any Subsidiary is a party to any contract, agreement or other arrangement which could result in the payment by it of amounts that could be nondeductible by reason of Section 280G or 162(m) of the Code.

       4.10   CONDUCT OF BUSINESS; ABSENCE OF MATERIAL ADVERSE EFFECT

              Other than as set forth in the Disclosure Schedule, since the Balance Sheet Date, there has been no Material Adverse Effect, and no change except in the Ordinary Course of Business, in the business, operations, condition (financial or otherwise), Assets or liabilities of the Company or the Real Property Affiliates. Except as set forth in the Disclosure Schedule, since the Balance Sheet Date, each of the Company and the Real Property Affiliates has conducted its business substantially in the manner heretofore conducted and only in the Ordinary Course of Business, and has not (a) incurred a significant loss of, or significant injury to, any Assets of the Company or the Real Property Affiliates as the result of any fire, explosion, flood, windstorm, earthquake, labor trouble, riot, accident, act of God or public enemy or armed forces, or other casualty; (b) issued any capital stock, bonds or other corporate securities or debt instruments, granted any options, warrants or other rights calling for the issuance thereof, or borrowed any funds; (c) incurred, or become subject to, any obligation or liability (absolute or contingent, matured or unmatured, known or unknown), except current liabilities incurred in the Ordinary Course of Business; (d) discharged or satisfied any Encumbrance or paid any obligation or liability (absolute or contingent, matured or unmatured, known or unknown) other than current liabilities shown in the balance sheets included in the Financial Statements, and current liabilities incurred since the Balance Sheet Date in the Ordinary Course of Business; (e) declared or made payment of, or set aside for payment, any dividends or distributions of any Assets, or purchased, redeemed or otherwise acquired any of its capital stock, any securities convertible into capital stock, or any other securities; (f) mortgaged, pledged or subjected to any Encumbrance any of its Assets; (g) sold, exchanged, transferred or otherwise disposed of any of its Assets, or canceled any debts or claims, except in each case in the Ordinary Course of Business; (h) written down the value of any Assets or written off as uncollectible any notes or accounts receivable, except write-downs and write-offs in the Ordinary Course of Business, none of which had or would have a Material Adverse Effect; (i) entered into any transactions other than in the Ordinary Course of Business; (j) except in furtherance of Stockholder's undertaking under Section 3.05 hereof, increased the rate of compensation or benefits payable, or to become payable, by it to any of its directors, officers, employees or consultants except such as would not have a Material Adverse Effect; (k) made or permitted any amendment or termination of any Agreement to which it is a party which would have a Material Adverse Effect; (l) through negotiation or otherwise made any commitment or incurred any liability to any labor organization; (m) made any accrual or arrangement for or payment of bonuses or special compensation of any kind to any director, officer or employee; (n) except in furtherance of Stockholder's undertaking under Section 3.05 hereof, directly or indirectly paid any severance or termination pay to any officer or employee in excess of two (2) months' salary; (o) except as otherwise provided in Section 2.03 above, made capital expenditures, or entered into commitments therefor, aggregating more than Fifty Thousand Dollars ($50,000); (p) made any change in any method of accounting or accounting practice; (q) entered into any transaction of the type described in SECTION 4.23; (r) made any charitable contributions or pledges; or
(s) made an Agreement to do any of the foregoing.

       4.11   REAL PROPERTY

              (a) The Disclosure Schedule lists and sets forth a description of all the Real Property. Such Real Property constitutes all Real Property which is necessary for the Company and the Real Property Affiliates to conduct their business as presently conducted and is suitable and adequate for uses for which it is currently devoted. The Real Property is subject to no Encumbrances other than those disclosed on Disclosure Schedule 4.11 (a) and other Encumbrances which would not have a Material Adverse Effect (collectively, "Permitted Liens").

              (b) There are now in full force and effect duly issued certificates of occupancy permitting the Real Property and improvements located thereon (including but not limited to the Generating Facilities) to be legally used and occupied as the same are now constituted. The Company has access to the Real Property as shown on the surveys described in Disclosure Schedule 4.11(b) (the "Surveys"). Seller has not received written notice of any pending or threatened restriction or denial, governmental or otherwise, upon the ingress and egress to the Real Property. Except as shown on the Surveys, there is not
(i) any structure located on any of the Real Property which encroaches on or over the boundaries of neighboring or adjacent properties or (ii) any structure of any other party which encroaches on or over the boundaries of any of such Real Property except, in each such instance, in a manner which would not have a Material Adverse Effect. To Seller's knowledge, except as set forth on the Surveys, the Real Property is not located in a flood plain, flood hazard area, wetland or lakeshore erosion area within the meaning of any law.

              (c) Neither the whole nor any portion of the Real Property or any other assets of the Company and/or Real Property Affiliates are subject to any order to be sold or are being condemned, expropriated or otherwise taken by any government entity with or without payment of compensation therefor, nor has Stockholder received written notices of any such condemnation, expropriation or taking.

       4.12   ASSETS

              (a) Except as set forth in the Disclosure Schedule (and excluding the Real Property), each of the Company and the Real Property Affiliates has good, valid and marketable title to all of its Assets, including, without limitation, all Assets reflected in the balance sheets included in the Financial Statements and all Assets purchased by the Company or the Real

Property Affiliates since the Balance Sheet Date (except for (i) Assets reflected in such balance sheets or acquired since the Balance Sheet Date which have been sold or otherwise disposed of in the Ordinary Course of Business, (ii) the TCCs, and (iii) Assets and associated liabilities to be retained by Stockholder as set forth in the Disclosure Schedule), free and clear of all Encumbrances.

              (b) All Real Property and other Assets owned or leased by the Company or Real Property Affiliates are in good operating condition and repair (excepting ordinary wear and tear), have been maintained consistent with the standards generally followed in the industry and are sufficient to carry on the business of the Company as conducted during the preceding twelve (12) months except such as would not reasonably have a Material Adverse Effect. All Buildings, plants and other structures owned or otherwise utilized by the Company or Real Property Affiliates (including but not limited to the Generating Facilities) are in good condition and repair except such as would not reasonably have a Material Adverse Effect.

              (c) The Disclosure Schedule shows the quantities of (i) fuel and inventory as of September 30, 2001 included in the amount of $1,166,427 referred to in Section 2.03(a), and (ii) GP Mate inventory as of November 21, 2001 included in the amount of $1,563,907 referred to in Section 2.03(a).

       4.13   INSURANCE

              The Disclosure Schedule lists all policies of title, Asset, fire, hazard, casualty, liability, life, worker's compensation and other forms of insurance of any kind owned or held by or maintained for the benefit of the Company or the Real Property Affiliates. All such insurance is owned or held by the Company except as otherwise indicated on the Disclosure Schedule. All such policies: (a) are with insurance companies financially sound and reputable; (b) are in full force and effect; (c) are sufficient for compliance in all material respects by the Company or the Real Property Affiliates with all requirements of Law and of all Agreements to which the Company or a Real Property Affiliate is a party; (d) are valid and outstanding policies enforceable against the insurer;
(e) insure against risks of the kind customarily insured against and in amounts customarily carried by companies similarly situated and by companies engaged in similar businesses and owning similar properties and provide adequate insurance coverage for the business and Assets of the Company and (f) provide that they will remain in full force and effect through the respective dates set forth in the Disclosure Schedule.

       4.14   INTELLECTUAL PROPERTY

              The Disclosure Schedule lists all Intellectual Property and applications therefor owned or licensed by or registered in the name of the Company or the Real Property Affiliates. Except as otherwise specifically stated in the Disclosure Schedule, the Company owns or a Real Property Affiliate owns all of the Intellectual Property listed in the Disclosure Schedule purported to be owned by it and has the right to bring action for the infringement of such Intellectual Property purported to be owned by the Company or a Real Property Affiliate. Each of the Company or a Real Property Affiliate owns or possesses adequate rights to use all

Intellectual Property necessary to the conduct of its present business. Except as otherwise set forth in the Disclosure Schedule, neither the Company or a Real Property Affiliate nor the Stockholder has any knowledge, and has not received any notice to the effect, that any product the Company or a Real Property Affiliate sells or that any service the Company or a Real Property Affiliate renders, or that the marketing or use by the Company or a Real Property Affiliate or another of any such product or service, may or is claimed to infringe any Intellectual Property or legally protectable right of another.

       4.15   DEBT INSTRUMENTS

              The Disclosure Schedule sets forth all material mortgages, indentures, notes, guarantees and other Agreements for or relating to borrowed money (including, without limitation, conditional sales agreements and capital leases) to which the Company or a Real Property Affiliate is a party or which have been assumed by the Company or a Real Property Affiliate or to which any Assets of the Company or a Real Property Affiliate are subject. The Company or a Real Property Affiliate, as the case may be, has performed all the material obligations required to be performed by it to date and is not in default in any material respect under any of the foregoing, and, to the Company's and the Stockholder's knowledge, there has not occurred any event which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute such a default.

       4.16   LEASES

              The Disclosure Schedule lists all leases and other Agreements under which the Company or a Real Property Affiliate is lessee or lessor of any Asset, or holds, manages or operates any Asset owned by any third party, or under which any Asset owned by the Company or a Real Property Affiliate is held, operated or managed by a third party. Each such lease and other Agreement is in full force and effect and constitutes a legal, valid and binding obligation of, and is legally enforceable against, the Company or a Real Property Affiliate, as the case may be, and, to the knowledge of the Stockholder, the other parties thereto. All governmental approvals required under applicable Laws to have been obtained by the Company with respect to such leases and other Agreements, if any, have been obtained, all filings or registrations required under applicable Laws to have been made by the Company or a Real Property Affiliate therefor, if any, have been made, and, to the knowledge of the Stockholder, there have been no threatened cancellations thereof and are no outstanding material disputes thereunder. The Company has in all material respects performed all obligations thereunder required to be performed by the Company to date. The Company is not and, to the knowledge of the Stockholder, no other party is in default in any material respect under any of the foregoing, and, except as set forth in the Disclosure Schedule, there has not, to the knowledge of the Stockholder, occurred any event which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute such a default. The Stockholder has provided to the Buyer copies of each such lease and other Agreement listed on the Disclosure Schedule.

       4.17   OTHER AGREEMENTS

              (a) The Disclosure Schedule lists all material Agreements to which the Company or a Real Property Affiliate is a party or by which it is bound at the date hereof. Each such Agreement is in full force and effect and constitutes a legal, valid and binding obligation of, and is legally enforceable against, the Company or a Real Property Affiliate, as the case may be, and, to the knowledge of the Stockholder, the other parties thereto. All governmental approvals required under applicable Laws to have been obtained by the Company or a Real Property Affiliate with respect to such Agreements, if any, have been obtained, all filings or registrations required under applicable Laws to have been made by it therefor, if any, have been made, and, to the knowledge of the Stockholder, there have been no threatened cancellations thereof and there are no outstanding material disputes thereunder known to the Company or the Stockholder. The Company or a Real Property Affiliate, as the case may be, has in all material respects performed all the obligations thereunder required to be performed by it to date. Neither the Company nor a Real Property Affiliate is and, to the knowledge of the Stockholder, no other party is in default in any material respect under any of the Agreements described in the Disclosure Schedule, and there has not, to the knowledge of the Stockholder, occurred any event which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute such a default. Except as otherwise indicated on the Disclosure Schedule, all Agreements have been completed, executed and delivered by the parties thereto. None of the Agreements entered into after the date hereof for the purchase of materials, supplies, services, merchandise or equipment shall obligate the Company for a period of more than one year. The Stockholder has provided to the Buyer copies of all material Agreements listed on the Disclosure Schedule.

              (b)    Except as set forth in the Disclosure Schedule, neither the
Company nor a Real Property Affiliate is a party to any oral or written: (i) Agreement for the employment of any officer, employee, consultant, independent contractor or advisor; (ii) license agreement or distributor, dealer, manufacturer's representative, sales agency, advertising, property management or brokerage agreement; (iii) Agreement with any labor organization or other collective bargaining unit; (iv) Agreement for the future purchase of materials, supplies, services, merchandise or equipment involving payments of more than Twenty-Five Thousand Dollars ($25,000) over its remaining term (including, without limitation, periods covered by any option to renew by either party); (v) Agreement for the purchase, sale or lease of any real estate; (vi) except in furtherance of Stockholder's obligations under Section 3.05 hereof, profit-sharing, bonus, incentive compensation, deferred compensation, stock option, severance pay, stock purchase, employee benefit, insurance, hospitalization, pension, retirement or other similar plan or Agreement; (vii) Agreement for the purchase, sale or lease of any of its Assets other than in the Ordinary Course of Business or the grant of any preferential rights to purchase any of its Assets or rights; (viii) Agreement which contains any provisions requiring the Company or a Real Property Affiliate to indemnify any other party thereto; (ix) joint venture agreement or other Agreement involving the sharing of profits; (x) outstanding loan to any person or entity or receivable due from the Stockholder or any Affiliate of the Company; or (xi) Agreement (including, without limitation, Agreements not to compete and exclusivity Agreements) that imposes any restriction on any business operations of the Company or a Real Property Affiliate which, either individually or in the aggregate, would have a Material Adverse Effect.

              (c)    The Disclosure  Schedule sets forth those  Agreements as to
which  Stockholder  shall  retain  certain   liabilities  as  described  in  the
Disclosure Schedule.

       4.18   BOOKS AND RECORDS

              Except as set forth in the Disclosure Schedule, the books of account, stock records, minute books and other records of the Company and the Real Property Affiliates are true and complete in all material respects, and the matters contained therein are appropriately and accurately reflected in the Financial Statements to the extent required to be reflected therein under generally accepted accounting principles consistently applied.

       4.19   LITIGATION; DISPUTES

              (a) Except as set forth in the Disclosure Schedule and except such as are to be retained by or assigned to the Stockholder, as set forth in the Disclosure Schedule, there are no actions, suits, claims, arbitrations, proceedings or investigations pending, or, to the knowledge of the Stockholder, threatened against, affecting or involving any of the Company or a Real Property Affiliate or its respective business or Assets, or the transactions contemplated by this Purchase Agreement, at Law or in equity or admiralty, or before or by any court, arbitrator or Governmental Authority, domestic or foreign. Except as set forth in the Disclosure Schedule, neither the Company nor a Real Property Affiliate is operating under, subject to or in default with respect to any order, award, writ, injunction, decree or judgment of any court, arbitrator or Governmental Authority.

              (b) Except as set forth in the Disclosure Schedule, neither the Company nor a Real Property Affiliate is currently involved in and, to the knowledge of the Company and the Stockholder, there are no threatened disputes with any of its current or former employees, agents, brokers, distributors, vendors, customers, business consultants, franchisees, franchisors, representatives or independent contractors which, if adversely determined, would have a Material Adverse Effect.

       4.20   LABOR RELATIONS

              There are no strikes, work stoppages, grievance proceedings, union organization efforts or other material controversies pending, or, to the Company's and the Stockholder's knowledge, threatened between the Company and
(i) any current or former employees of the Company or (ii) any union or other collective bargaining unit representing such employees. Except as set forth in the Disclosure Schedule, the Company has complied with and is in compliance in all material respects with all Laws relating to employment or the workplace, including, without limitation, provisions relating to wages, hours, collective bargaining, safety and health, work authorization, equal employment opportunity, immigration, withholding, unemployment compensation, worker's compensation, employee privacy and right to know. Except as set forth in the Disclosure Schedule, there are no collective bargaining agreements or employment agreements between the Company and any of its employees not terminable at will.

The consummation of the transactions contemplated hereby will not cause the Buyer or the Company to incur or suffer any liability relating to, or obligation to pay, severance, termination or other payments to any person or entity.

       4.21   BENEFIT PLANS

              (a)    Except as set forth in the Disclosure Schedule, the Company
(i) does not maintain and has not during the past six (6) years maintained any Plan or Other Arrangement, (ii) is not and has not during the past six (6) years been a party to any Plan or Other Arrangement and (iii) has no obligations under any Plan or Other Arrangement.

              (b) The Company has furnished to the Buyer true and complete copies of each of the following Documents: (i) the Documents setting forth the terms of each Plan; (ii) all related trust agreements or annuity agreements (and any other funding Document) for each Plan; (iii) for the two (2) most recent plan years, all annual reports ("Form 5500 Series") on each Plan that have been filed with any governmental agency; (iv) the current summary plan description and subsequent summaries of material modifications for each Title I Plan; (v) all DOL opinions on any Plan and all correspondence relating to the request for and receipt of each opinion; (vi) all Internal Revenue Service rulings, opinions or technical advice relating to any Plan and all correspondence relating to the request for and receipt of each ruling, opinion or technical advice; and (vii) all Agreements with service providers or fiduciaries for providing services on behalf of any Plan. For each Other Arrangement, the Company has furnished to the Buyer true and complete copies of each policy, Agreement or other Document setting forth or explaining the terms of the Other Arrangement, all related trust agreements or other funding Documents (including, without limitation, insurance contracts, certificates of deposit, money market accounts, etc.), other submissions with any governmental agency within the last three (3) years, and all Agreements with service providers or fiduciaries for providing services on behalf of any material Other Arrangement.

              (c) None of the Plans is an ESOP, or a funded Welfare Plan. Further, neither the Company nor any ERISA Affiliate maintains or contributes to, or during the last six (6) years maintained or contributed to, a Multiemployer Plan.

              (d) None of the Plans is a Pension Plan subject to Title IV of ERISA. Further, as of September 30, 2001, no Pension Plan subject to Title IV of ERISA maintained by an ERISA Affiliate has an accumulated funding deficiency under Title IV of ERISA.

              (e) The Company has made all contributions and other payments required by and required to have been paid under the terms of each Plan and Other Arrangement and has taken no action (including, without limitation, actions required by Law) relating to any Plan or Other Arrangement that will increase any obligation of the Buyer or the Company under any Plan or Other Arrangement other than increases in employee compensation in the Ordinary Course of Business.

              (f) The Disclosure Schedule sets forth a list of all Qualified Plans. All Qualified Plans and any related trust agreements or annuity agreements (or any other funding Document) comply and have complied with ERISA, the Code (including, without limitation, the requirements for Tax qualification described in Section 401 thereof), and all other Laws. The trusts established under such Qualified Plans are exempt from federal income taxes under Section 501(a) of the Code. The Company has received determination letters issued by the Internal Revenue Service with respect to each Qualified Plan or the remedial amendment period under Code Section 401(b) within which to request a favorable determination letter has not yet expired, and the Company has furnished to the Buyer true and complete copies of all such determination letters and all correspondence relating to the applications therefor. All material statements made by or on behalf of the Company to the Internal Revenue Service in connection with applications for determinations with respect to each Qualified Plan were true and complete when made and continue to be true and complete except that demographic data and composition of controlled group may have changed. To the knowledge of the Company, nothing has occurred since the date of the most recent applicable determination letter that would adversely affect the tax-qualified status of any Qualified Plan or, if it has occurred, it can be corrected under an IRS correction program.

              (g) The Company has complied in all material respects with all applicable provisions of the Code, ERISA, the National Labor Relations Act, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Fair Labor Standards Act, the Securities Act, the Exchange Act, and all other Laws pertaining to the Plans, Other Arrangements and other employee or employment related benefits, and all premiums and assessments relating to all Plans or Other Arrangements. The Company has no liability for any delinquent contributions within the meaning of Section 515 of ERISA (including, without limitation, related attorneys' fees, costs, liquidated damages and interest) or for any arrearages of wages. The Company has no pending unfair labor practice charges, contract grievances under any collective bargaining agreement, other administrative charges, claims, grievances or lawsuits before any court, governmental agency, regulatory body, or arbiter arising under any Law governing any Plan, and, to the knowledge of the Company and the Stockholder, there exist no facts that could give rise to such a claim.

              (h) The Disclosure Schedule describes all transactions in which the Company or any of the Plans has engaged in violation of Section 406(a) or 406(b) of ERISA for which no exemption exists under Section 408 of ERISA and all "prohibited transactions" (as such term is defined in Section 4975(c)(1) of the Code), for which no exemption exists under Section 4975(c)(2) or 4975(d) of the Code and for which the liability could be material (e.g., no representation that elective deferrals were remitted to trustee as soon as they were reasonably segregable from corporate assets).

              (i) Except for payments under the dependent care and health care reimbursement plans no Plan or Other Arrangement, individually or collectively, provides for any payment by the Company to any employee or independent contractor that is not deductible under Section 162(a)(1) or 404 of the Code or that is an "excess parachute payment" pursuant to Section 280G of the Code.

              (j) The Company has not filed, and has had no obligation to file, any Form 5330 (Return of Excise Taxes Related to Employee Benefit Plans) on any Plan for which the liability would be material. The Company has no liability for Taxes required to be reported on Form 5330.

              (k) Except as required under Code Section 4980B(f) of the Code or pursuant to the terms of a tax-qualified plan, no Plan promises or provides post-retirement medical, life insurance or other benefits due now or in the future to current, former or retired employees of the Company.

              (l) The Company has (i) filed or caused to be filed all returns and reports on the Plans that they are required to file and (ii) paid or made adequate provision for all fees, interest, penalties, assessments or deficiencies that have become due pursuant to those returns or reports or pursuant to any assessment or adjustment that has been made relating to those returns or reports. All other fees, interest, penalties and assessments that are payable by or for the Company have been timely reported, fully paid and discharged. There are no unpaid fees, penalties, interest or assessments due from the Company or from any other person that are or could become a lien on any Asset of the Company or could otherwise adversely affect the business or Assets of the Company. The Company has collected or withheld all amounts that are required to be collected or withheld by them to discharge their obligations, and all of those amounts have been paid to the appropriate governmental agencies or set aside in appropriate accounts for future payment when due.

       4.22   ENVIRONMENTAL

              Except as set forth in the Disclosure Schedule:

              (a) The Company and the Real Property Affiliates are in compliance with, and the Company's use of the Real Property and all improvements thereon are in compliance with, all Environmental Laws, except for any noncompliance which has not had, and would not reasonably be expected to have, a Material Adverse Effect.

              (b) There are no pending or to the Stockholder's knowledge, threatened actions, suits, claims, legal proceedings or other proceedings ("ENVIRONMENTAL CLAIMS") based on, and neither the Company or the Real Property Affiliates nor the Stockholder has directly or indirectly received any notice of any complaint, order, directive, citation, notice of responsibility, notice of potential responsibility, or information request from any Governmental Authority or any other person or entity or knows any fact(s) which the Stockholder reasonably believes form(s) the basis for any such actions or notices arising out of or attributable to: (i) the current or past presence, Release or threatened Release at or from any part of the Real Property related to the operations of the Company or the Real Property Affiliates; (ii) the off-site disposal or treatment of Hazardous Materials originating on or from the Real Property with respect to the business or Assets of the Company or the Real Property Affiliates; (iii) any facility operations, procedures or designs of the Company or the Real Property Affiliates which do not conform to requirements of the Environmental Laws; or (iv) any violation of Environmental Laws at any part of the Real Property or arising from the activities of the Company of the Real Property Affiliates (or to the Stockholder's knowledge, the activities of the Company's predecessors in title) involving Hazardous Materials; and with respect to each of the foregoing (i)-(iv) except for any such Environmental Claims which would not reasonably be expected to have a Material Adverse Effect.

              (c) The Company or a Real Property Affiliate, as the case may be, has been duly issued, and currently has and will maintain through the Closing Date, all permits, licenses, certificates and approvals required to be obtained by the Company under any Environmental Laws. The Company is in material compliance with the terms and conditions of all permits, licenses and certificates required to be obtained by the Company under any Environmental Laws. A true and complete list of such permits, licenses, certificates and approvals, all of which are valid and in full force and effect, is set out in the Disclosure Schedule.

              (d) The Company has furnished to the Buyer accurate and complete copies of any environmental reports, assessments or other records, if any, relating to the environmental condition of the Real Property of which the Company, the Real Property Affiliates or the Stockholder is in possession.

              (e) The Company will promptly furnish to the Buyer written notice of any Release or of any actions or notices described in SECTION 4.22(B) that are received prior to Closing.

              (f) None of the Stockholder, the Company, or the Real Property Affiliates (i) is a party to or has agreed to any consent decree or order under any Environmental Laws relating to the Assets or the Generating Facilities, nor
(ii) to the Stockholder's knowledge, is subject to any outstanding investigation, judgment, decree or order relating to compliance with any Environmental Laws or to the investigation or cleanup of Hazardous Materials under any Environmental Laws.

       4.23   TRANSACTIONS WITH RELATED PARTIES

              (a) Except as set forth in the Disclosure Schedule, neither any present or former officer, director, stockholder or person known by the Company or the Stockholder to be an Affiliate of the Company, nor any person known by the Company or the Stockholder to be an Affiliate of any such person, is currently a party to any transaction or Agreement with the Company, including, without limitation, any Agreement providing for the employment of, furnishing of services by, rental of Assets from or to, or otherwise requiring payments to, any such officer, director, stockholder or Affiliate.

              (b) The Disclosure Schedule sets forth a list of Agreements between Affiliates of the Company and third parties which are for the benefit of the Company and which shall be assigned to the Company on or before the Closing Date.

       4.24   RESTRICTIONS AND CONSENTS

              (a) Except as set forth in the Disclosure Schedule, there are no Agreements, or other restrictions to which the Company or the Stockholder is a party or subject that would prevent or restrict the execution, delivery or performance of this Purchase Agreement by the Stockholder or result in any penalty, forfeiture, Agreement termination, or restriction on business operations of the Company as a result of the execution, delivery or performance of this Purchase Agreement by the Stockholder. The Disclosure Schedule lists all such Agreements that require the consent or acquiescence of any person or entity which is not party to this Purchase Agreement with respect to the execution, delivery or performance of this Purchase Agreement by the Stockholder.

              (b) Except as set forth in the Disclosure Schedule, no declaration, filing, or registration with, or notice to, or authorization, consent or approval of any Governmental Authority or any other Person is necessary for the consummation by the Stockholder of the transactions contemplated hereby.

              (c) The Disclosure Schedule lists all non-environmental permits, consents, certificates of occupancy, approvals and licenses necessary for operation of the Generating Facilities as currently conducted. The Company is in material compliance with the terms and conditions of all such non-environmental permits, consents, certificates of occupancy, approvals and licenses listed in the Disclosure Schedule.

       4.25   AUTHORIZATION

              The execution, delivery and performance by the Stockholder of this Purchase Agreement and all other Documents executed by the Stockholder in connection with the transactions contemplated hereby, the fulfillment of and compliance with the respective terms and provisions hereof and thereby, and the consummation by the Stockholder of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action (which authorization has not been modified or rescinded and is in full force and effect), and do not and will not, subject to such consents, approvals and filings as are set forth in the Disclosure Schedule: (a) conflict with, or violate any provision of, any Law having applicability to the Stockholder, the Company or any Real Property Affiliate, or any provision of the certificate of incorporation or bylaws of the Stockholder, the Company or the Real Property Affiliates; (b) conflict with, or result in any breach of, or constitute a default under any Agreement to which the Stockholder, the Company or any Real Property Affiliate is a party or by which it or any of its Assets may be bound; or (c) result in or require the creation or imposition of or result in the acceleration of any indebtedness (other than intercompany indebtedness to Affiliates of the Company), or of any Encumbrance of any nature upon, or with respect to, the Company or the Real Property Affiliates or any of the Assets now owned or hereafter acquired by the Company or the Real Property Affiliates.

       4.26   LEGAL COMPLIANCE

              None of the Company or the Real Property Affiliates is in violation of or default under, nor has it breached, any term or provision of its certificate of incorporation or bylaws or any Agreement to which it is a party or by which it or any Asset thereof is bound or affected, except for any violations, breaches or defaults under Agreements which do not, individually or in the aggregate with any other such violations, breaches and defaults, have a Material Adverse Effect. Except as set forth in Disclosure Schedule 4.22, each of the Company and the Real Property Affiliates is in compliance with all Laws, the failure to comply with which could have a Material Adverse Effect.

       4.27   BINDING OBLIGATION

              This Purchase Agreement constitutes, and each Document to be executed by the Stockholder pursuant hereto, when executed and delivered in accordance with the provisions hereof, shall constitute, a valid and binding obligation of the Stockholder, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights generally and by the application of general principles of equity.

       4.28   TITLE TO CAPITAL STOCK

              The Stockholder is and on the Closing Date will be, the sole legal, beneficial and record owner of all of the issued and outstanding shares of capital stock of the Company as set forth in Section 4.04 above hereto, with good, valid and marketable title thereto, free and clear of all Encumbrances, except such restrictions on the transfer of such shares as may be applicable under federal and state securities laws, with full right and lawful authority to sell and transfer the shares to the Buyer pursuant to this Purchase Agreement. The Company is and on the Closing Date will be, the sole legal, beneficial and record owner of all of the issued and outstanding shares of capital stock of the Real Property Affiliates as set forth in Section 4.04 above hereto, with good, valid and marketable title thereto, free and clear of all Encumbrances, except such restrictions on the transfer of such shares as may be applicable under federal and state securities laws.

       4.29   AUTHORITY AND CAPACITY

              The Stockholder has full legal right, capacity, power and authority to execute and deliver this Purchase Agreement and all other Documents executed or to be executed by the Stockholder pursuant hereto, and to consummate the transactions contemplated hereby and thereby.

       4.30   ABSENCE OF VIOLATION

              The execution, delivery and performance by the Stockholder of this Purchase Agreement and all other Documents contemplated hereby to which such Stockholder is a party, the fulfillment of and the compliance with the respective terms and provisions hereof and thereof, and the consummation of the transactions contemplated hereby and thereby, do not and will not, except as otherwise set forth in the Disclosure Schedule: (a) conflict with, or violate any provision of, any Laws having applicability to such Stockholder; or (b) conflict with, or result in any breach of, or constitute a default under, any Agreement to which the Stockholder is a party.

       4.31   TRANSFER OF TITLE

              Upon payment at Closing for the Shares to be purchased from the Stockholder pursuant to the terms of this Purchase Agreement, the Buyer will acquire good, valid and marketable title thereto, free and clear of all Encumbrances, except such restrictions on the transfer of such shares as may be applicable under federal and state securities laws.

       4.32   HOLDING COMPANY ACT AND EWG STATUS

              The Company is not an "electric utility company" or a "holding company" as defined in the Public Utility Holding Company Act of 1935, as amended ("PUHCA"). The Company has been determined to be an "exempt wholesale generator" under Section 32 of PUHCA. The execution and delivery of this Agreement by the Stockholder does not violate any provision of PUHCA or any rule or regulation thereunder.

       4.33   MARKET-BASED RATES

              On or before the Closing Date, the Company will have authority to sell wholesale electric power at market-based rates.

       4.34   NYISO

              The Generating Facilities are all currently owned and operated in full compliance with all applicable NYISO rules and regulations.

       4.35   GENERATING FACILITIES INFORMATION

              The information provided by Stockholder at Section 4.35 of the Disclosure Schedule regarding the Generating Facilities contains no material misstatement with respect to the subject matter thereof as of the date hereof which would result in a Material Adverse Effect.

       4.36   EMISSIONS ALLOWANCES

              All Emission Allowances of vintage years 2003 and 2004, as set forth in Disclosure Schedule 7.02, are held by the Company free and clear of all Encumbrances.

5.     REPRESENTATIONS AND WARRANTIES OF THE BUYER

              The Buyer hereby represents and warrants to the Stockholder as follows:

       5.01   ORGANIZATION AND STANDING

              The Buyer is a corporation duly organized, validly existing and in active status under the laws of the State of Wisconsin and has the corporate power and authority to enter into this Purchase Agreement and to carry out the transactions contemplated hereby.

       5.02   AUTHORIZATION

              The execution, delivery and performance by the Buyer of this Purchase Agreement and all other Documents executed or to be executed by the Buyer in connection with the transactions contemplated hereby, the fulfillment of and the compliance with the respective terms and provisions hereof and thereof, and the consummation by the Buyer of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action (which authorization has not been modified or rescinded and is in full force and effect), and do not and will not except as set forth in the Disclosure Schedule:
(a) conflict with, or violate any provision of, any Law having applicability to the Buyer or any provision of the articles of incorporation or bylaws of the Buyer; or (b) conflict with, or result in any breach of, or constitute a default under, any Agreement to which the Buyer is a party or by which the Buyer is bound. No other corporate action is necessary for the Buyer to enter into this Purchase Agreement and all other Documents contemplated hereby and to consummate the transactions contemplated hereby and thereby.

       5.03   BINDING OBLIGATION

              This  Purchase  Agreement  constitutes,  and each  Document  to be executed by the Buyer pursuant hereto, when executed and delivered in accordance with the provisions hereof, shall constitute a valid and binding obligation of the Buyer, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights generally and by the application of general principles of equity.

       5.04   NO REGISTRATION UNDER THE SECURITIES ACT

              The Buyer understands that the capital stock to be purchased by it under this Purchase Agreement has not been registered under the Securities Act or any state securities laws, in reliance upon exemptions contained in the Securities Act and such state securities laws or interpretations thereof, and cannot be offered for sale, sold or otherwise transferred unless such capital stock being acquired hereunder subsequently is so registered or qualifies for exemption from registration under the Securities Act and such state securities laws.

       5.05   ACQUISITION FOR INVESTMENT

              The capital stock is being acquired under this Purchase Agreement by the Buyer in good faith solely for its own account, for investment and not with a view toward resale or other distribution within the meaning of the Securities Act. Such capital stock will not be offered for sale, sold or otherwise transferred by the Buyer without either registration or exemption from registration under the Securities Act and applicable state securities laws.

       5.06   EVALUATION OF MERITS AND RISKS OF INVESTMENT

              The Buyer has such knowledge and experience in financial and business matters that the Buyer is capable of evaluating the merits and risks of the Buyer's investment in such capital stock being acquired hereunder. The Buyer understands and is able to bear any economic risks associated with such investment (including, without limitation, the necessity of holding such capital stock for an indefinite period of time, inasmuch as such capital stock has not been registered under the Securities Act or any state securities laws).

       5.07   CONSENTS

              Except as set forth in the Disclosure Schedule, no declarations, filings or registrations with, or notice to, or authorization, consent or approval of any Governmental Authority or any other Person is necessary for the consummation by the Buyer of the transaction contemplated by this Purchase Agreement.

6.     COVENANTS OF THE BUYER

       6.01   MAINTENANCE OF PLANS

              (a) The Buyer shall maintain either (i) each of the benefit plans currently maintained by the Company (as set forth on Schedule 4.21(a), other than items 1 and 10) and, with respect to a defined contribution plan, provide for participation by the Company's employees in a similar defined contribution plan of the Buyer, which plan may be an existing plan of the Buyer or one established specifically for purposes of this transaction (the "BUYER DEFINED CONTRIBUTION PLAN") or (ii) benefit plans which in the aggregate are substantially comparable in value to the benefit plans in which the Company's employees participate as of the Closing Date, on behalf of the Company's employees from the Closing Date through the end of calendar year 2005.

              (b) As soon as practicable after the Closing Date, the Stockholder shall cause the trustee of the Griffith Savings Incentive Plan (currently known as the CH Resources, Inc. Savings Incentive Plan), as in effect from time to time (the "SIP"), to effectuate, and the Buyer shall cause the trustee of the Buyer Defined Contribution Plan to accept, a transfer, in cash, of the entire account balances attributable to the Company's employees under the SIP (including appropriate earnings adjustments attributable to the period from the Closing Date to the date of transfer). The Buyer Defined Contribution Plan and the trust therefor, and the SIP and the trust therefor, shall be qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code, respectively, and each shall have a favorable determination letter or such other evidence of qualifications or exemption as is reasonably acceptable to the parties.

       6.02   ENVIRONMENTAL LIABILITIES AND SITE ASSESSMENTS

              (a)    At Closing, and except as set forth in Sections 6.02(b) and
11.04 below, the Buyer covenants to assume all past, present and future on-site and off-site liability, legally binding obligation or responsibility or Environmental Claim under or related to Environmental Law or common law arising from the pre-Closing and post-Closing ownership and operation of the Assets, and the pre-Closing AND POST-CLOSING environmental condition of the Assets (collectively, "Environmental Costs"). The Buyer further covenants to indemnify the Stockholder and hold the Stockholder harmless for all such liabilities, obligations and responsibilities as of Closing.

              (b) Except as provided in Section 11.04 below, the Stockholder shall retain potential off-site liability arising from waste shipments prior to Closing from the Generating Facilities to facilities owned and operated by non-related companies; provided such liabilities arose solely from the Company's operation of the Generating Facilities. The Buyer covenants that any other off-site liabilities relating to waste shipments from the Generating Facilities will become the obligation of the Buyer at Closing.

              (c) The Generating Facilities operate under environmental permits, licenses, registration, certificates, and other provisions administered by federal, state, county, and municipal agencies. At Closing, the Buyer covenants to assume and become responsible for compliance with Environmental Laws, environmental permits, requirements, and obligations applicable to the Generating Facilities. The Stockholder shall use its reasonable efforts to assist the Buyer in obtaining the transfer or re-issuance of the applicable environmental permits, licenses, registration, and certificates as necessary.

7.     COVENANTS OF THE STOCKHOLDER

       7.01   SEVERANCE

              (a) The Stockholder shall assume severance obligations as set forth in ss. 7.01(b) below to all current employees to whom Buyer does not offer continued employment in accordance with the following terms: (i) each employee's offer must be made in writing, (ii) salaries must be equal to or greater than, current base salaries, (iii) employees must receive equivalent benefits in the aggregate (as determined by the Stockholder), (iv) employees must continue to be employed at the location where they are currently assigned; (v) service time accrued with the Company will be fully credited in the Buyer's vacation plan, (vi) there will be no waiting period for eligibility in the Buyer's 401(k) plan; and (vii) there will be no lapse in health care coverage and the Buyer's benefit plan will assume liability for pre-existing medical conditions.

              (b) In the event that Buyer does not offer continued employment to any employee upon the foregoing terms, Stockholder shall be liable for such employee's severance.

       7.02   ENVIRONMENTAL MATTERS

              (a) The Stockholder covenants that subject to applicable legal and regulatory provisions, the Stockholder will transfer to the Buyer any and all post-Closing environmental entitlements or credits associated with the Generating Facilities; PROVIDED that Stockholder shall retain Emission Allowances for 2001-2002 and Buyer shall receive the Emission Allowances for the years 2003 through 2004 in the manner set forth in the Disclosure Schedule.

              (b) The Stockholder covenants that all other future Emission Allowances and/or environmental entitlements or credits issued after the date hereof by any Governmental Authority for the Generating Facilities shall, at Closing, become the sole property of, and be for the sole benefit of, the Buyer. Without limitation, this covenant pertains to any federal or New York State Emission Allowance program or similar program administered by the U.S. EPA or NYSDEC or similar Governmental Authority and by which the U.S. EPA or the State of New York administers a NOx or SO2 Emission Allowance program.

       7.03   CLOSING PERIOD OPERATIONS

              The Stockholder covenants to cause the Company to continue to own and operate the Generating Facilities during the period between execution of the Purchase Agreement and Closing. The Company shall operate the Generating Facilities and administer activities in the Ordinary Course of Business during this period but will consult with the Buyer on significant operating decisions, major capital expenditures and material contract executions. Material decisions will be subject to joint approval by the Stockholder and the Buyer.

       7.04   TRANSITION SERVICES

              The Stockholder covenants to provide the Buyer with reasonable post-Closing transition services as requested by the Buyer to assist in effectuating the transition of operating, administrative and other support services. Such services shall be provided at arms-length commercial rates.

       7.05   EMPLOYEES

              Stockholder covenants and agrees to not offer employment to any employee of the Company or the Real Property Affiliates, or allow its Affiliates to offer employment to any employee of the Company or the Real Property Affiliates, without the prior written consent of the Buyer. Stockholder shall provide all commercially reasonable assistance and cooperation to Buyer as requested by Buyer in connection with the retention of the Company's employees.

       7.06   VOLTAGE SUPPORT SERVICE

              (a)    Stockholder   covenants   that   each  of  the   Generating
Facilities will have an automatic voltage regulator prior to Closing.

              (b) Stockholder covenants that prior to Closing it shall use Commercially Reasonable Efforts to have each Generating Facility become a Supplier of Voltage Support Service, as those terms are defined in the NYISO tariffs. Such actions shall include all testing and other steps necessary to qualify for payments as described in Section 1.1 of Rate Schedule 2 of the NYISO ISO Market Administration and Control Area Services Tariff.

              (c) In the event that Stockholder fails to complete all necessary testing and other steps contemplated in Section 7.06(b), then
Stockholder shall compensate Buyer for all costs directly and reasonably incurred in completing all such testing and other steps, but excluding costs incurred in the Ordinary Course of Business in connection with the operation of the Generating Facilities and excluding any revenues foregone by reason of the failure to complete such testing and other steps.

8.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE STOCKHOLDER

       The obligations of the Stockholder under this Purchase Agreement are subject to the fulfillment, at or prior to the Closing, of each of the following conditions, and failure to satisfy any such condition shall excuse and discharge all obligations of the Stockholder to carry out the provisions of this Purchase Agreement, unless such failure is agreed to in writing by the Stockholder:

       8.01   REPRESENTATIONS AND WARRANTIES

              The representations and warranties made by the Buyer in this Purchase Agreement or in any Document furnished by the Buyer pursuant to this Purchase Agreement shall be true and correct in all material respects when made and on and as of the Closing Date as though such representations and warranties were made on and as of the Closing Date.

       8.02   PERFORMANCE

              The Buyer shall have performed and complied in all material respects with all Agreements and conditions required by this Purchase Agreement to be performed or complied with by the Buyer prior to the Closing Date.

       8.03   BUYER'S CERTIFICATE

              The Buyer shall have delivered to the Stockholder a certificate, dated as of the Closing Date and executed by a senior officer of the Buyer, certifying to the fulfillment of the conditions set forth in SECTION 8.01 and
SECTION 8.02.

       8.04   DOCUMENTS AT CLOSING

              All Documents required to be furnished by the Buyer to the Stockholder prior to or at the Closing shall have been so furnished.

       8.05   LEGAL OPINION

              The Stockholder shall have received an opinion from Foley & Lardner, counsel to the Buyer, in form and substance reasonably satisfactory to the Stockholder.

       8.06   CONSENTS AND APPROVALS

              The Stockholder shall have obtained all of the waivers, permits, consents, approvals or other authorizations set forth in Disclosure Schedule 4.24(b), in form and substance reasonably satisfactory to Stockholder (including expiration of any applicable appeal periods), all of which are in full force and effect on the Closing Date.

9.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BUYER

       The obligations of the Buyer under this Purchase Agreement are subject to the fulfillment, at or prior to the Closing, of each of the following conditions, and failure to satisfy any such condition shall excuse and discharge all obligations of the Buyer to carry out the provisions of this Agreement, unless such failure is agreed to in writing by the Buyer:

       9.01   REPRESENTATIONS AND WARRANTIES

              The representations and warranties made by the Stockholder in this Purchase Agreement and the statements contained in the Disclosure Schedule and Exhibits attached hereto or in any Document furnished by the Company or the Stockholder pursuant to this Purchase Agreement shall be true and correct in all material respects when made, and on and as of the Closing Date as though such representations and warranties were made on and as of the Closing Date.

       9.02   PERFORMANCE

              The Stockholder shall have performed and complied in all material respects with all Agreements and conditions required by this Purchase Agreement to be performed or complied with prior to the Closing Date.

       9.03   ABSENCE OF ADVERSE CHANGES

              There shall have been no Material Adverse Effect since the Balance Sheet Date in the business, operations, condition (financial or otherwise), Assets or liabilities of the Company or the Real Property Affiliates.

       9.04   LEGAL PROCEEDINGS

              No action or proceeding by or before any Governmental Authority shall have been instituted or threatened (and not subsequently settled, dismissed or otherwise terminated) which is reasonably expected to restrain, prohibit or invalidate the transactions contemplated by this Purchase Agreement.

       9.05   DOCUMENTS AT CLOSING

              All Documents required to be furnished by the Stockholder to the Buyer prior to or at the Closing shall have been so furnished.

       9.06   OFFICER CERTIFICATE

              The Stockholder shall have delivered to the Buyer a certificate, dated as of the Closing Date and executed by an authorized officer of the Stockholder, certifying to the fulfillment of the conditions specified in SECTIONS 9.01 THROUGH 9.05.

       9.07   CONSENTS

              All consents, authorizations, approvals and notifications required to be obtained or made by the Stockholder in connection with the consummation of the transactions contemplated by this Purchase Agreement shall have been duly obtained or made in form and substance reasonably satisfactory to Buyer (including expiration of all applicable appeal periods) and shall be in full force and effect as of the Closing Date.

       9.08   RESIGNATION OF DIRECTORS

              The Buyer shall have received the written resignations of all of the members of the Board of Directors and to the extent requested by the Buyer, the officers of the Company (effective as of the Closing Date).

       9.09   LEGAL OPINION

              The Buyer shall have received an opinion from Winston & Strawn, counsel to the Stockholder, in form and substance reasonably satisfactory to the Buyer.

       9.10   CONSENTS AND APPROVALS

              The Buyer shall have obtained all of the waivers, permits, consents, approvals or other authorizations set forth in Disclosure Schedule 5.07, in form and substance reasonably satisfactory to Buyer (including expiration of all applicable appeal periods), all of which are in full force and effect on the Closing Date.

       9.11   FIRPTA STATEMENT

              Stockholder shall have furnished to Buyer on or before the Closing Date a certification of Stockholder's non-foreign status as set forth in Treasury Regulation Section 1.445-2(b). If Stockholder shall not have furnished such a statement at or prior to the Closing, Buyer may close and withhold such amounts from the Purchase Price as Buyer and Stockholder reasonably deem appropriate under Section 1445 of the Code.

       9.12   REAL ESTATE

              Buyer shall have received: (1) a "non-imputation" endorsement (protecting the Company and/or Real Property Affiliates against matters that might have been known to Stockholder or the Company's prior management and/or employees) in a form reasonably acceptable to Buyer; (2) new owner's title policies insuring the full value of all Real Property owned, leased or used as of the date of Closing; (3) estoppel certificates from Niagara County Industrial Development Authority, Onandaga County Industrial Development Authority and Lewis County Industrial Development Authority, in a form reasonably acceptable to Buyer; and (4) current ALTA surveys of all Real Property owned, leased or used by the Company and/or Real Property Affiliates (including appurtenant easements) all of which items (1) through (4) above disclose no matters which would have a Material Adverse Effect except insofar as such matters shall have been cured to Buyer's reasonable satisfaction. Such title commitments and policies and ALTA surveys shall be at Buyer's expense. If Buyer elects to obtain updates of the Surveys, or new surveys, Buyer shall order same within fifteen
(15) days of this Purchase Agreement. Buyer shall receive such items for review, if ordered, not later than thirty (30) days prior to Closing.

       9.13   RELIANCE LETTER

              Buyer shall have received a letter report addressed to Buyer from the applicable environmental consultant, dated within thirty (30) days prior to the Closing Date, (a) updating the environmental site assessments concerning the Generating Facilities and (b) permitting Buyer to rely on the environmental site assessments, as updated, as though such assessment(s) had originally been performed on behalf of, addressed and delivered to Buyer.

       9.14   INSURANCE

              Buyer shall have obtained all insurance coverages that are usual, customary and reasonably necessary for operation of the Generating Facilities in accordance with prevailing industry standards; PROVIDED that if such insurance coverages are not available at any cost on or after April 30, 2002, Buyer may elect to delay the Closing until such coverages become available, PROVIDED FURTHER that no Closing Date Purchase Price Adjustment shall be made if Buyer so elects and all other conditions to Buyer's obligation to close shall have been met or waived.

10.    CLOSING

       10.01  CLOSING OF SALE AND PURCHASE

              Subject to the terms and conditions of this Purchase Agreement, the Closing shall be initially scheduled for April 15, 2002 to take place on the Closing Date at the offices of Winston & Strawn, 1400 L St., N.W., Washington, D.C. or at such other date, time and place acceptable to the Buyer and the Stockholder. The Closing shall be effective for all purposes as of 11:59 p.m. Eastern time, on the Closing Date.

       10.02  DELIVERIES BY THE STOCKHOLDER

              At the Closing, the Stockholder shall deliver to the Buyer the following:

              (a) certificates representing the shares of capital stock being sold to the Buyer pursuant to SECTION 2.01, duly endorsed in blank or with duly executed stock powers attached;

              (b) a copy of the resolutions adopted by the Board of Directors of the Stockholder, the Company and the Real Property Affiliates authorizing the transactions contemplated by this Purchase Agreement certified by the Secretary or other duly authorized officer of the Stockholder, the Company or the Real Property Affiliates, as applicable;

              (c) the written resignations of all of the current members of the Board of Directors of the Company and the Real Property Affiliates and to the extent requested by the Buyer, the officers of the Company and the Real Property Affiliates (effective as of the Closing Date);

              (d)    the certificate required by SECTION 9.06;

              (e) certificates of incumbency and specimen signatures of the signatory officers of the Stockholder, the Company and the Real Property Affiliates;

              (f) a certificate of good standing of the Stockholder, the Company and the Real Property Affiliates issued by the state of New York, each such certificate to be dated as of a date not more than seven (7) days prior to the Closing Date;

              (g) the certificate of incorporation, bylaws, minute books and stock books of the Company and the Real Property Affiliates and all other books and records reasonably requested by the Buyer;

              (h)    the legal opinion described in SECTION 9.09;

              (i)    the Guaranty, duly executed by Stockholder Guarantor;

              (j)    (A) all  books  and  records  of the  Company  and the Real
Property  Affiliates  held  by  the  Stockholder  and  any  of  its  Affiliates, including, without limitation, minute books, or other registers, books of account, Company Agreements, all data, information, books, operating records, operating, safety and maintenance manuals, engineering and design plans, blueprints and as-built plans, specifications, drawings, reports, procedures, facility compliance plans, test records and results (including tests performed in accordance with NYISO and NYSRC rules), other records and filings made with regulatory agencies regarding operations at the Generating Facilities, environmental procedures and similar records of Stockholder necessary for the operation of the Generating Facilities, to the extent in the Stockholder's possession or readily available, other than such items that are proprietary to third parties and accounting records (collectively, the "OPERATING RECORDS"), and (B) all personnel files relating to the employees, to the extent in the Stockholder's possession and including files pertaining to (1) skill and development training and resumes, (2) seniority histories, (3) salary and benefit information, (4) Occupational Safety and Health Act medical reports, (5) medical records and restriction forms, (6) performance evaluations, and (7)
disciplinary records (collectively, the "TRANSFERRED EMPLOYEE RECORDS"); PROVIDED, HOWEVER, that (x) the Stockholder shall be permitted to retain copies, or originals to the extent it provides Buyer with copies of same, of all Operating Records and Transferred Employee Records, and (y) the Stockholder shall cooperate with Buyer to transfer all electronic Operating Records and Transferred Employee Records in a format that is reasonably acceptable to and useable by Buyer;

              (k) (i) the monthly UCAP determinations for each of the Generating Facilities from NYISO from and including November 2001 to Closing, and (ii) the monthly Generator Availability Data System event logs for the 14-month period prior to Closing;

              (l) executed instruments of assignment with respect to the Agreements listed on Disclosure Schedule 4.23 (b);

              (m) an instrument of assignment and assumption as shall, in the reasonable opinion of the Buyer, be necessary for the Stockholder to obtain the right and claims and assume the liabilities and obligations set forth in
Schedule 4.19(b) of the Disclosure Schedule; and

              (n) all such other documents, instruments and certificates as may be reasonably requested by Buyer to effectuate the transactions contemplated hereby.

       10.03  DELIVERIES BY THE BUYER

              At the Closing, the Buyer shall deliver the following:

              (a)    the Purchase Price as set forth in SECTION 2.02;

              (b) a certified copy (i) of the resolutions adopted by the Board of Directors of the Buyer authorizing the transactions contemplated by this Purchase Agreement and (ii) the articles of incorporation and the bylaws of the Buyer;

              (c) certificates of incumbency and specimen signatures of the signatory officers of the Buyer;

              (d) a certificate of active status of the Buyer issued by the state of Wisconsin dated as of a date not more than seven (7) days prior to the Closing Date;

              (e)    the certificate required by SECTION 8.03; and

              (f)    the legal opinion described in SECTION 8.05.

11.    SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION; REMEDIES

       11.01  SURVIVAL OF REPRESENTATIONS

              All representations, warranties, covenants, indemnities and other Agreements made by any party to this Purchase Agreement herein or pursuant hereto, or made pursuant to any Disclosure Schedule, shall be deemed made on and as of the Closing Date as though such representations, warranties, covenants, indemnities and other Agreements were made on and as of such date, and all such representations, warranties, covenants, indemnities and other Agreements shall survive the Closing and any investigation, audit or inspection at any time made by or on behalf of any party hereto, as follows: (a) unless otherwise specified herein below, representations and warranties shall survive for a period of twelve (12) months after the Closing Date; (b) representations and warranties with respect to Taxes shall survive until the expiration of the applicable statute of limitations; (c) representations, warranties and covenants for matters relating to title to the capital stock of the Company shall continue in full force and effect in perpetuity; (d) representations, warranties and covenants for matters relating to title to the Company's Assets shall continue in full force and effect for a period of two (2) years after the Closing Date;
(e) representations, warranties and covenants with respect to the Environmental Laws shall survive for a period of four (4) years after the Closing Date; subject to Section 11.04 below; (f) the representations in Section 4.11 shall not survive the Closing and (g) the covenants and agreements in this ARTICLE 11 and the covenants and agreements which by their terms survive

Closing shall continue in full force and effect until fully discharged. Notwithstanding anything herein to the contrary, any representation, warranty, covenant or Agreement which is the subject of a claim which is asserted in writing prior to the expiration of the applicable period set forth above shall survive with respect to such claim or dispute until the final resolution thereof.

       11.02  AGREEMENT OF STOCKHOLDER TO INDEMNIFY

              Subject to the conditions and provisions of this ARTICLE 11, the Stockholder hereby agrees to indemnify, defend and hold harmless the Buyer
Indemnified Persons from and against and in respect of all Losses resulting from, imposed upon or incurred by the Buyer Indemnified Persons, directly or indirectly, by reason of or resulting from: (a) any misrepresentation or breach of any representation or warranty, or noncompliance with any covenants or other Agreements, given or made by the Stockholder in this Purchase Agreement or in the Disclosure Schedules or Exhibits attached hereto or in any Document furnished by or on behalf of any such party pursuant to this Purchase Agreement;
(b) any arrangements between the Company and/or the Stockholder and any broker, finder, agent or similar advisor in connection with the transactions contemplated by the Purchase Agreement, and any claim for fees or other amounts arising out of any such arrangement or alleged arrangement; and (c) any claims made under any Agreements or arrangements between the Stockholder and/or the Company and any former officer, director or stockholder of the Company that were entered into prior to the Closing Date; PROVIDED, HOWEVER, that, except for (x) Losses arising out of a willful or intentional breach of representations, warranties or covenants by the Company or the Stockholder, (y) Losses arising out of any breach of representations or warranties for matters relating to title to the capital stock of the Company, and (z) any liabilities or obligations in respect of (i) Taxes of the Company or any Subsidiary for taxable periods (or portions thereof) beginning before and ending on or before the Closing Date, and
(ii) Taxes payable by the Company or any Subsidiary solely by reason of being severally liable for the tax of the Stockholder or any Tax Affiliate of the Stockholder pursuant to Treasury Regulation Section 1.1502-6 or any analogous state or local tax law, none of which shall be subject to the following limitations, the Stockholder shall not have any liability under SECTION 11.02(a) except to the extent that the aggregate amount of claims for Losses asserted under such Section exceeds One Hundred Thousand Dollars ($100,000); PROVIDED, FURTHER, HOWEVER, in no event shall the aggregate amount of liability of the Stockholder for Losses asserted under SECTION 11.02(a) (except for Losses arising out of a willful or intentional breach of representations, warranties or covenants by the Company, or the Stockholder, and Losses arising out of any breach of representations or warranties for matters relating to title to the capital stock of the Company), exceed Six Million Dollars ($6,000,000). It shall be a condition to the right of any Buyer Indemnified Person to indemnification pursuant to this Section that such Buyer Indemnified Person shall assert a claim for such indemnification within the applicable survival periods set forth in
SECTION 11.01 hereof. Notwithstanding the foregoing, the Stockholder shall indemnify Buyer from the first dollar of Losses in connection with the OSHA litigation matter set forth in Disclosure Schedule 4.19(a) even if such Losses are less than One Hundred Thousand Dollars ($100,000).

       11.03  AGREEMENT OF THE BUYER TO INDEMNIFY

       Subject to the conditions and provisions of this ARTICLE 11, the Buyer hereby agrees to indemnify, defend and hold harmless the Stockholder Indemnified Persons from and against and in respect of all Losses resulting from, imposed upon or incurred by the Stockholder Indemnified Persons, directly or indirectly, by reason of or resulting from any misrepresentation or breach of any representation or warranty, or noncompliance with any covenants or other
Agreements, given or made by the Buyer in this Purchase Agreement or in the Exhibits or in any Document furnished by or on behalf of the Buyer pursuant to this Purchase Agreement; PROVIDED, HOWEVER, that, except for Losses arising out of a willful or intentional breach of representations, warranties or covenants by the Buyer, none of which shall be subject to the following limitations, the Buyer shall have no liability under this SECTION 11.03 until the aggregate amount of claims for Losses asserted under such Section exceeds One Hundred Thousand Dollars ($100,000); PROVIDED, FURTHER, HOWEVER, in no event shall the aggregate amount of liability of the Buyer for Losses asserted under this
SECTION 11.03 (except for Losses arising out of a willful or intentional breach of representations, warranties or covenants by the Buyer), exceed Six Million Dollars ($6,000,000). It shall be a condition to the rights of the Stockholder Indemnified Persons to indemnification pursuant to this Section that such parties shall assert a claim for such indemnification within the applicable survival periods set forth in SECTION 11.01 hereof.

       11.04  SHARED ENVIRONMENTAL COSTS.

              Subject to the conditions and provisions of this Article 11 and the specific aggregate thresholds and limits established in this Section 11.04, the Buyer and the Stockholder hereby agree to share Environmental Costs arising as a result of pre-Closing operations of the Assets and arising during the period of four years after the date of Closing ("SHARED ENVIRONMENTAL COSTS") as follows: all Environmental Costs arising during (a) year one shall be shared 50% by Stockholder and 50% by Buyer; (b) year two shall be shared 50% by Stockholder and 50% by Buyer; (c) year three shall be shared 33% by Stockholder and 67% by Buyer; (d) year four shall be shared 17% by Stockholder and 83% by Buyer, and
(e) year five and thereafter shall be 100% Buyer's liability. Environmental Costs shall not be deemed Shared Environmental Costs until the aggregate of all Environmental Costs shall exceed five hundred thousand dollars ($500,000). Stockholder's obligation to share Environmental Costs shall accrue for those Environmental Costs in excess of five hundred thousand dollars ($500,000) and shall not under any circumstances exceed an aggregate amount of four million dollars ($4,000,000).

       11.05  CONDITIONS OF INDEMNIFICATION

              The obligations and liabilities of the Stockholder and the Buyer hereunder with respect to their respective indemnities pursuant to this ARTICLE 11, resulting from any Third Party Claim shall be subject to the following terms and conditions:

              (a) The party seeking indemnification (the "INDEMNIFIED PARTY") must give the other party (the "INDEMNIFYING PARTY") notice of any Third Party Claim which is asserted against, resulting to, imposed upon or incurred by the Indemnified Party and which may give rise to liability of the Indemnifying Party pursuant to this ARTICLE 11, stating (to the extent known or reasonably anticipated) the nature and basis of such Third Party Claim and the amount thereof; PROVIDED that the failure to give such notice shall not affect the rights of the Indemnified Party hereunder except to the extent that the Indemnifying Party shall have suffered actual material damage by reason of such failure.

              (b) Subject to SECTION 11.05(C) below, the Indemnifying Party shall have the right to undertake, by counsel or other representatives of its own choosing, the defense of such Third Party Claim at the Indemnifying Party's risk and expense.

              (c) In the event that (i) the Indemnifying Party shall elect not to undertake such defense, (ii) within a reasonable time after notice from the Indemnified Party of any such Third Party Claim, the Indemnifying Party shall fail to undertake to defend such Third Party Claim, (iii) there is a reasonable probability that such Third Party Claim may materially and adversely affect the Indemnified Party other than as a result of money damages or other money payments, or (iv) there is a reasonable probability that the amount of Losses asserted under such Third Party Claim may exceed the Indemnifying Party's obligations under this ARTICLE 11, then the Indemnified Party (upon further written notice to the Indemnifying Party) shall have the right to undertake the defense, compromise or settlement of such Third Party Claim, by counsel or other representatives of its own choosing, on behalf of and for the account and risk of the Indemnifying Party; PROVIDED, HOWEVER, that if the Indemnified Party undertakes defense of such Third Party Claim under clause (iv) above, the Indemnified Party shall not, without the Indemnifying Party's written consent (which consent shall not be unreasonably withheld), settle such Third Party Claim if the Indemnifying Party will be responsible for any amounts under such settlement. In the event that the Indemnified Party undertakes the defense of a Third Party Claim under this SECTION 11.05(C), the Indemnifying Party shall pay to the Indemnified Party, in addition to the other sums required to be paid hereunder, the reasonable costs and expenses incurred by the Indemnified Party in connection with such defense, compromise or settlement as and when such costs and expenses are so incurred.

              (d) Anything in this SECTION 11.05 to the contrary notwithstanding, (i) the Indemnifying Party shall not, without the Indemnified Party's written consent, settle or compromise such Third Party Claim or consent to entry of any judgment which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnified Party of a release from all liability in respect of such Third Party Claim in form and substance satisfactory to the Indemnified Party; (ii) in the event that the Indemnifying Party undertakes defense of such Third Party Claim, the Indemnified Party, by counsel or other representative of its own choosing and at its sole cost and expense, shall have the right to participate in the defense, compromise or settlement thereof and each party and its counsel and other representatives shall cooperate with the other party and its counsel and representatives in connection therewith; and (iii) in the event that the Indemnifying Party undertakes defense of such Third Party Claim, the Indemnifying Party shall have an obligation to keep the Indemnified Party informed of the status of the defense of such Third Party Claim and furnish the Indemnified Party with all documents, instruments and information that the Indemnified Party shall reasonably request in connection therewith.

              (e) With respect to the indemnification obligations set forth in Section 11.04 regarding Environmental Costs which become Shared Environmental Costs, the Parties shall cooperate to effectuate the successful completion of remediation or corrective action in compliance with Environmental Laws. The Buyer shall control and lead all such remediation or corrective actions which give rise to Shared Environmental Costs. Upon discovery of any condition it reasonably believes will require remediation or corrective action giving rise to Shared Environmental Costs, Buyer shall promptly notify and afford Stockholder an opportunity to review and approve its proposed remediation or corrective actions, which Stockholder approval shall not be unreasonably withheld.

       11.06  REMEDIES CUMULATIVE

              The remedies provided herein shall be cumulative and shall not preclude the assertion by the Stockholder or the Buyer of any other rights or the seeking of any other remedies against the other, or their respective successors or assigns.

12.    TAX MATTERS

       12.01  SECTION 338(H)(10) ELECTION

              At Buyer's request, the Stockholder shall join with Buyer in making an election under Section 338(h)(10) of the Code (and any corresponding election under state, local or foreign tax law) with respect to the purchase and sale of stock of the Company (the "SECTION 338(H)(10) ELECTION") in form and substance satisfactory to the Buyer. Buyer shall be responsible for the filing of any Form 8023 or analogous, ancillary or supporting forms, documents and statements under state, local or foreign law to make the Section 338(h)(10) Elections (the "SECTION 338 FORMS"). The Stockholder will include any income, gain, loss, deduction, or other tax item resulting from the Section 338(h)(10) Election on its Tax Returns to the extent required by applicable Laws. The Stockholder shall also pay any Tax liability imposed on the Company attributable to or in any way arising from the making of the Section 338(h)(10) Election, including, but not limited to, (a) any Tax imposed under Reg. ss. 1.338(h)(10)-1, or (b) any state, local or foreign Tax imposed on the Company's gain, and the Stockholder shall indemnify Buyer and the Company against any Losses arising out of any failure to pay the Taxes attributable to the Company.

       12.02  ALLOCATION OF PURCHASE PRICE

              Buyer, the Company and the Stockholder agree that the Purchase Price and the liabilities of the Company (plus other relevant items) will be allocated to the Assets of the Company for all purposes (including Tax and financial accounting) in accordance with their fair market values as reasonably determined by Buyer in accordance with the applicable rules of Section 338 of the Code and the regulations thereunder and consented to by the Stockholder (which consent shall not be unreasonably withheld), which allocation shall be binding upon the parties. Within ninety (90) days following the Closing, Buyer and the Stockholder shall agree on a list of assets to which the "Aggregate Deemed Sales Price" (as defined under applicable Treasury Regulations) of the assets of the Company shall be allocated. All allocations contained in such schedule shall be used by each party in preparing the Section 338 Forms and all relevant Tax Returns (including amended returns and claims for refund), subject to adjustment to reflect (a) Stockholder's selling expenses as a reduction of sales proceeds, and (b) Buyer's acquisition expenses as an addition to the Purchase Price. In the event that the parties cannot agree on mutually satisfactory allocations within said time period, the Independent Accounting Firm shall, at Stockholder's and Buyer's joint and equal expense, determine the appropriate allocations based solely on presentations of Buyer and Stockholder (and not by independent review) within sixty (60) days of its engagement. The allocations determined by the Independent Accounting Firm shall be binding on the parties. The parties shall take no action inconsistent with, or fail to take any action necessary for the validity of the Section 338(h)(10) Election, and shall adopt and utilize the asset values determined in making such allocations for the purpose of all Tax Returns filed by them, and shall not voluntarily take any action inconsistent therewith upon examination of any Tax Return, in any refund claim, in any litigation or otherwise with respect to such Tax Returns. Buyer and Stockholder shall notify and provide the other with reasonable assistance in the event of an examination, audit or other proceeding regarding the agreed upon allocations.

       12.03  TAX RETURNS AND PAYMENTS

              The Stockholder shall prepare or cause to be prepared and/or cause to be filed all Tax Returns for the Company and each Subsidiary for all Tax periods ending on or prior to the Closing Date ("PRE-CLOSING PERIODS") which are due after the Closing Date, including (without limitation) the Tax Returns on which the deemed assets sales resulting from the Section 338(h)(10) Election are reported. Such returns shall be prepared in a manner consistent with the Company's prior practice. The income or loss shall be reported on the Tax Return to be filed for the Company and the Subsidiaries for the period that begins January 1, 2002 and ends on the Closing Date, consistent with Treasury Regulation Section 1.1502-76(b). At least fifteen (15) days prior to the filing of each such return, the Stockholder shall provide the return to the Buyer for its review and comment and the Stockholder shall make such revisions to such return as are reasonably requested by the Buyer. Stockholder shall be responsible for payment of any Taxes for any Pre-Closing Periods, and shall be entitled to any refunds or credits shown on such returns necessary to conform the Tax Return with the preceding sentence or to be consistent with applicable Law and shall provide the Tax Return, as revised, to the Buyer for filing. The Buyer shall prepare or cause to be prepared and the Buyer shall timely file or cause to be filed any Tax Returns of the Company for Tax periods which begin before the Closing Date and end after the Closing Date (the "STRADDLE PERIODS"). Such Tax Returns shall be prepared in a manner consistent with the Company's prior practice to the extent consistent with applicable Laws. At least fifteen
(15) days prior to the filing of each such Tax Return with respect to Straddle Periods, the Buyer shall provide copies of such Tax Return to the Stockholder for the Stockholder's review and comment and the Buyer shall make such revisions to such Tax Returns as are reasonably requested by the Stockholder. For returns relating to the Straddle Periods, the Stockholder shall pay to the Buyer within fifteen (15) days after the date on which Taxes are paid the portion of such Taxes which relates to the portion of such Taxable period ending on the

Closing Date in excess of any reserve for such Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) shown on the balance sheet in the Financial Statements (such excess "STRADDLE PERIOD TAXES"). Such Straddle Period Taxes shall be calculated as though the taxable year of the Company terminated as of the close of business on the Closing Date; PROVIDED, HOWEVER, that in the case of a Tax not based on income, receipts, proceeds, profits or similar items, such Straddle Period Taxes shall be equal to the amount of Tax for the taxable period multiplied by a fraction, the numerator of which shall be the number of days from the beginning of the taxable period through the Closing Date and the denominator of which shall be the number of days in the taxable period. After the Closing, Buyer shall not amend any Tax Returns filed before the Closing without Stockholder's consent.

       12.04  COOPERATION ON TAX MATTERS

              (a) The Buyer and the Stockholder shall cooperate fully with each other and with each party's accounting firms and legal counsel, as and to the extent reasonably requested by the other party, in connection with the filing of Tax Returns pursuant to this SECTION 12 and any audit, litigation or other proceeding with respect to Taxes or pertaining to the transactions contemplated by this Agreement. Such cooperation shall include the retention and (upon the other party's request) the provision of records and information which are reasonably relevant to any such filing, audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Stockholder agrees (i) to retain all books and records with respect to Tax matters pertinent to each of the Company and each Subsidiary relating to any taxable period beginning before the Closing Date until the expiration of the statute of limitations (and, to the extent notified by the Buyer or the Stockholder, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any taxing authority, and (ii) to give the other party reasonable written notice prior to transferring, destroying or discarding any such books and records and, if the other party so requests the Stockholder shall allow the other party to take possession of such books and records prior to such transfer, destruction or discarding.

              (b) The Buyer and the Stockholder further agree, upon request, to use their reasonable best efforts to obtain any certificate or other document from any Governmental Authority or any other person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including, but not limited to, with respect to the transactions contemplated hereby).

       12.05  CERTAIN TAXES

              Except as otherwise agreed, all transfer, documentary, sales, use, stamp, registration and other such Taxes and fees (including any penalties and interest) incurred in connection with this Purchase Agreement (including, but not limited to any real estate transfer tax, sales and use tax, mortgage recording tax, and any other city transfer tax or any similar tax imposed in other states or subdivisions), shall be paid by the Buyer when due. Subject to the preceding sentence, the party required by applicable law shall file all necessary Tax Returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other Taxes and fees, and, if required by applicable Laws, the other party or its Affiliates will join in the execution of any such Tax Returns and other documentation.

       12.06  TAX SHARING AGREEMENTS

              The obligations and liabilities of the Company and any Subsidiary to the Stockholder and its other Tax Affiliates, and the obligations of Stockholder and all its other Tax Affiliates to the Company and any Subsidiary, under the Central Hudson Group Federal Income Tax Allocation Agreement shall be terminated as of the Closing Date.

       12.07  CONTESTS

              (a) Stockholder and the Buyer shall notify the other party in writing within thirty (30) days of receipt of written notice of any pending or threatened tax examination, audit or other administrative or judicial proceeding (a "TAX CONTEST") that could reasonably be expected to result in an indemnification obligation of such other party pursuant to this Agreement. If the recipient of such notice of a Tax Contest fails to provide such notice to the other party, it shall not be entitled to indemnification for any Taxes arising in connection with such Tax Contest, but only to the extent, if any, that such failure or delay shall have adversely affected the indemnifying party's ability to defend against, settle, or satisfy any action, suit or proceeding against it, or any damage, loss, claim or demand for which the indemnified party is entitled to indemnification hereunder.

              (b) If a Tax Contest relates to any Taxes for which the Stockholder is liable in full hereunder, the Stockholder shall, at its expense, control the defense and settlement of such Tax Contest. If such Tax Contest relates to any Taxes for which Buyer is liable in full hereunder, Buyer shall, at its own expense, control the defense and settlement of such Tax Contest. The party not in control of the defense shall have the right to observe the conduct of any Tax Contest at its expense, including through its own counsel and other professional experts. Buyer and the Stockholder shall jointly represent the Company or any Subsidiary in any Tax Contest relating to Taxes for which both are liable hereunder, and fees and expenses related to such representation shall be paid by the Buyer and the Stockholder in proportion to their respective liabilities.

              (c) Notwithstanding anything to the contrary in Section 12.06(b), to the extent that an issue raised in any Tax Contest controlled by one party or jointly controlled could materially affect the liability for Taxes of the other party, the controlling party shall not, and neither party in the case of joint control shall, enter into a final settlement without the consent of the other party, which consent shall not be unreasonably withheld. Where a party withholds its consent to any final settlement, that party may continue to initiate further proceedings, at its own expense, and the liability of the party that wished to settle (as between the consenting and non-consenting party) shall not exceed the liability that would have resulted from the proposed final settlement including interest, additions to Tax, and penalties that have accrued at that time, and the non-consenting party shall indemnify the consenting party for such Taxes.

              (d) Notwithstanding any other provision of this Agreement to the contrary, if a Tax Contest results in an increase in Taxes for which the Stockholder is liable hereunder, and such increase is attributable to adjustments based on timing differences which will reverse in taxable periods ending subsequent to the Closing Date, and, Buyer shall pay to the Stockholder, upon the Stockholder's request, an amount equal to the present value of the reduction in Taxes payable by the Buyer and its Affiliates in future taxable periods by reason of such reversal, determined by using a discount rate of 12% and an assumed tax rate of 40%, and by assuming that such reduction in Taxes will occur in the year or years of reversal.

       12.08  DISPUTES

              In the event that a dispute arises between the Stockholder and the Buyer as to the amount of Taxes, or indemnification with respect to Taxes (whether or not attributable to the Company), the parties shall attempt in good faith to resolve such dispute, and any agreed upon amount shall be paid to the appropriate party. If such dispute is not resolved thirty (30) days thereafter, the parties shall submit the dispute to the Independent Accounting Firm for resolution, which resolution shall be final, conclusive and binding on the parties. Notwithstanding anything in this Agreement to the contrary, the fees and expenses of the Independent Accounting Firm in resolving the dispute shall be borne in proportion to the determination of the Independent Accounting Firm. Any payment required to be made as a result of the resolution of the dispute by the Independent Accounting Firm shall be made within ten (10) days after such resolution (together with any interest determined by the Independent Accounting Firm to be appropriate).

13.    TERMINATION

       13.01  TERMINATION

              This Purchase Agreement may be terminated at any time before the Closing Date under any one or more of the following circumstances:

              (a)    by the mutual written consent of all of the parties hereto;

              (b) by the Buyer or the Stockholder, by written notice of termination delivered to the other parties if the Closing shall not have occurred prior to June 21, 2003; PROVIDED, HOWEVER, that the right to terminate this Purchase Agreement under this SECTION 13.01(B) shall not be available to any party whose breach of representations, warranties, covenants or agreements contained in this Purchase Agreement has been the cause of, or resulted in, the failure of the Closing to occur by such date;

              (c) by the Buyer if the Stockholder shall have breached, or failed to comply with, in any material respect any of its material obligations under this Purchase Agreement or any representation or warranty made by the Stockholder shall have been incorrect in any material respect when made or shall have since ceased to be true and correct in any material respect, and such breach, failure or misrepresentation is not cured within thirty (30) days after notice thereof;

              (d) by the Stockholder if the Buyer shall have breached, or failed to comply with, in any material respect any of its material obligations under this Purchase Agreement or any representation or warranty made by the Buyer shall have been incorrect in any material respect when made or shall have since ceased to be true and correct in any material respect, and such breach, failure or misrepresentation is not cured within thirty (30) days after notice thereof; and

              (e)    by the Buyer or the  Stockholder  if any decree,  permanent injunction, judgment, order or other action by any court of competent jurisdiction or any governmental or regulatory authority preventing or prohibiting consummation of the transactions under this Purchase Agreement shall have become final and non-appealable.

       13.02  EFFECT OF TERMINATION

              In the event this Purchase Agreement is terminated as provided in this ARTICLE 13, this Purchase Agreement shall forthwith become wholly void and of no effect, and the parties shall be released from all future obligations hereunder; PROVIDED, HOWEVER, that the obligations of the parties as to confidentiality provided in SECTION 3.02 and the provisions of SECTION 14.03 relating to the payment of expenses, shall not be extinguished but shall survive such termination, and nothing herein shall relieve any party for any breach of this Agreement. The parties hereto shall have any and all remedies to enforce such obligations provided at law or in equity (including, without limitation, specific performance).

14.    MISCELLANEOUS

       14.01  ADDITIONAL ACTIONS AND DOCUMENTS

              Each of the parties hereto hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further Documents as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Purchase Agreement.

       14.02  BROKERS

              (a) The Stockholder represents and warrants to the Buyer that, except as set forth in the Disclosure Schedule, it has not (i) engaged any broker, finder or agent in connection with the transactions contemplated by this Purchase Agreement or (ii) incurred (or will incur) any unpaid liability to any broker, finder or agent for any brokerage fees, finders' fees or commissions, with respect to the transactions contemplated by this Purchase Agreement.

              (b) The Buyer represents and warrants to the Stockholder that, except for PricewaterhouseCoopers Securities LLC, which is acting for and at the expense of the Buyer, the Buyer has not (i) engaged any broker, finder or agent in connection with the transactions contemplated by this Purchase Agreement or
(ii) incurred (and will not incur) any unpaid liability to any broker, finder or agent for any brokerage fees, finders' fees or commissions, with respect to the transactions contemplated by this Purchase Agreement.

              (c) Each party agrees to indemnify, defend and hold harmless each of the other parties from and against any and all claims asserted against such parties for any fees or commissions other than those set forth in this Section by any persons purporting to act or to have acted for or on behalf of the indemnifying party.

       14.03  EXPENSES

              All costs, fees and Taxes (except as otherwise provided in Section
12.01 hereof in connection with the Section 338(h)(10) Election) imposed by any Governmental Authority in connection with the transactions contemplated hereby shall be borne by the Buyer, including without limitation, transfer and recording taxes. Subject to the foregoing and to the provisions of ARTICLE 11, each party hereto shall pay its own expenses incident to this Purchase Agreement and the transactions contemplated hereby, including all legal and accounting fees and disbursements.

       14.04  ASSIGNMENT

              No party shall assign its rights and obligations under this Purchase Agreement, in whole or in part, whether by operation of law or otherwise, without the prior written consent of the other parties hereto, and any such assignment contrary to the terms hereof shall be null and void and of no force and effect. In no event shall the assignment by any party of its respective rights or obligations under this Purchase Agreement, whether before or after the Closing, release such party from its respective liabilities and obligations hereunder. Notwithstanding the foregoing, (i) Buyer may assign or otherwise transfer its rights under this Purchase Agreement to any bank, financial institution or other lender providing financing to Buyer, as collateral security for such financing and (ii) Buyer may assign all of its rights and obligations under this Purchase Agreement to any wholly-owned Subsidiary (direct or indirect) upon written notice to the Stockholder of any such assignment; provided, however, that no such assignment shall (x) impair or materially delay the consummation of the transactions contemplated hereby or (y) relieve or discharge Buyer from any of its obligations hereunder.

       14.05  ENTIRE AGREEMENT; AMENDMENT

              This Purchase Agreement, including the Disclosure Schedule, the Exhibits and other Documents referred to herein or furnished pursuant hereto, constitute the entire Agreement among the parties hereto with respect to the transactions contemplated herein, and supersede all prior oral or written Agreements, commitments or understandings with respect to the matters provided for herein. No amendment, modification or discharge of this Purchase Agreement shall be valid or binding unless set forth in writing and duly executed and delivered by the party against whom enforcement of the amendment, modification, or discharge is sought.

       14.06  WAIVER

              No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Purchase Agreement or under any other Documents furnished in connection with or pursuant to this Purchase Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

       14.07  CONSENT TO JURISDICTION

              (a) This Purchase Agreement and the duties and obligations of the parties hereunder and under each of the Documents referred to herein shall be enforceable against any party in the federal or state courts sitting in the State of New York. For such purpose, each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of such courts, and agrees that all claims in respect of this Purchase Agreement and such other Documents may be heard and determined in any of such courts. Neither party shall make any objection to the venue of such courts and each party hereby waives the right to assert that such courts constitute an inconvenient forum.

              (b) Each party hereto hereby irrevocably agrees that a final judgment of any of the courts specified above in any action or proceeding relating to this Purchase Agreement or to any of the other Documents referred to herein or therein shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

       14.08  SEVERABILITY

              If any part of any provision of this Purchase Agreement or any other Agreement or document given pursuant to or in connection with this Purchase Agreement shall be invalid or unenforceable in any respect, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provision or the remaining provisions of this Purchase Agreement.

       14.09  GOVERNING LAW

              This Purchase Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of New York (excluding the choice of law rules thereof).

       14.10  NOTICES

              All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Purchase Agreement shall be in writing and shall be hand delivered, sent by overnight courier or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by telegram, telecopy or telex, addressed as follows:

              (a)    If to the Buyer:

                     WPS Power Development, Inc.
                     1088 Springhurst Drive
                     Green Bay, WI 54304
                     Attention:  Charles A. Schrock, President
                     Facsimile No.: 920-617-6140

                     with a copy (which shall not constitute notice) to:

                     WPS Power Development, Inc.
                     1088 Springhurst Drive
                     Green Bay, WI 54304
                     Attention:  B. Frank Moon
                     Facsimile No.:  920-617-6140

                     with a copy (which shall not constitute notice) to:

                     Foley & Lardner
                     777 E. Wisconsin Ave.
                     Milwaukee, WI 53202
                     Attention:  Edward J. Hammond, Esq.
                     Facsimile No.: 414-297-4900

              (b)    If to the Stockholder:

                     Central Hudson Energy Services, Inc.
                     110 Main Street
                     Poughkeepsie, NY 12601
                     Attention:  Allan R. Page
                     Facsimile No.: 845-473-7316
                     with a copy (which shall not constitute notice) to:

                     Winston & Strawn
                     1400 L Street, N.W.
                     Washington, DC  20005-3502
                     Attention:  Donald K. Dankner
                     Facsimile No.:  (202) 371-5950

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be hand delivered, sent, mailed, telecopied or telexed in the manner described above, or which shall be delivered to a telegraph company, shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, or (with respect to a telecopy or telex) the answerback being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

       14.11  HEADINGS

              Article and Section headings contained in this Purchase Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Purchase Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

       14.12  EXECUTION IN COUNTERPARTS

              To facilitate execution, this Purchase Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single Agreement. It shall not be necessary in making proof of this Purchase Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

       14.13  LIMITATION ON BENEFITS

              The covenants, undertakings and agreements set forth in this Purchase Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and permitted assigns, except that the agreements set forth in ARTICLE 10 also shall be for the benefit of, and enforceable by, the Buyer Indemnified Persons and their respective successors, heirs, executors, administrators, legal representatives or permitted assigns.

       14.14  BINDING EFFECT

              Subject to any provisions hereof restricting assignment, this Purchase Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and assigns.

              IN WITNESS WHEREOF, the parties hereto have duly executed this Stock Purchase Agreement, or have caused this Stock Purchase Agreement to be duly executed on their behalf, as of the day and year first above written.


                                            BUYER:

                                            WPS POWER DEVELOPMENT, INC.


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            STOCKHOLDER:

                                            CENTRAL HUDSON ENERGY SERVICES, INC.


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

                                                                EXHIBIT A TO THE
                                                        STOCK PURCHASE AGREEMENT


                                   DEFINITIONS

              "ADJUSTMENT  STATEMENT"  has the meaning set forth in SECTION 2.03
(b) of the Purchase Agreement.

              "AFFILIATE" means: (a) with respect to an individual person, any member of such person's immediate family, consisting of such person's spouse or children; (b) with respect to an entity, any officer or director of such entity; and (c) with respect to an individual person or entity, any person or entity which directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with such person or entity.

              "AGREEMENT" means any binding agreement (including any and all exhibits or attachments thereto) between two or more persons (or entities) with respect to their relative rights and/or obligations or with respect to a thing done or to be done.

              "ALTA" means American Land Title Association.

              "ARTICLE" means an Article of this Purchase Agreement.

              "ASSETS" means assets of every kind and everything that is or may be available for the payment of liabilities (whether inchoate, tangible or intangible), including, without limitation, real and personal property. Solely for purposes of this Purchase Agreement, Assets of the Real Property Affiliates shall be deemed Assets of the Company.

              "BALANCE SHEET DATE" means September 30, 2001

              "BUYER"   means  WPS  Power   Development,   Inc.,   a   Wisconsin
corporation.

              "BUYER  DEFINED  CONTRIBUTION  PLAN" has the  meaning set forth in
SECTION 6.01(A) of the Purchase Agreement.

              "BUYER INDEMNIFIED PERSONS" means the Buyer and its officers, directors and employees.

              "CENTRAL HUDSON GROUP FEDERAL INCOME TAX ALLOCATION AGREEMENT" means that certain Central Hudson Group Federal Income Tax Allocation Agreement dated as of December 31, 1998 by and among Central Hudson Gas & Electric Corporation and the corporations identified on Exhibit A thereto.

              "CLOSING" means the closing of the sale and purchase of shares of the Company's capital stock pursuant to this Purchase Agreement.

              "CLOSING DATE" means 10:00 a.m. local time on the date on which the satisfaction or, if permissible, waiver of the closing conditions set forth in ARTICLES 8 AND 9 occurs, or such other time and such date as shall be mutually agreed upon by the Buyer and the Stockholder.

              "CLOSING DATE PURCHASE PRICE ADJUSTMENT" means the Closing Date price adjustment as set forth in SCHEDULE 2.03(A).

              "COMMERCIALLY REASONABLE EFFORTS" means efforts which are reasonably necessary to cause, or assist in, the consummation of the transactions contemplated by this Agreement and which do not require the performing party to expend funds, incur expenses or assume liabilities other than those which are reasonable in nature and amount within the context of the transactions contemplated by this Agreement in order for the performing party to satisfy its obligations hereunder.

              "CODE" means the Internal Revenue Code of 1986, as amended, and all regulations promulgated thereunder.

              "COMPANY"  means  CH  Resources,  Inc.,  a New  York  corporation.

              "CONTROL" means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities, by Agreement or otherwise).

              "DEFINED BENEFIT PLAN" means a Plan that is or was a "defined benefit plan" as such term is defined in Section 3(35) of ERISA.

              "DISCLOSURE SCHEDULE" means the disclosure schedule identified as the Disclosure Schedule to the Purchase Agreement. The sections of the Disclosure Schedule shall be numbered to correspond to the applicable Section of this Purchase Agreement and together with all matters under such heading, shall be deemed to qualify the applicable Section and any other Section, subsection or clause hereof to which such disclosure clearly relates.

              "DISPUTE NOTICE" has the meaning set forth in SECTION 2.03 (c) of the Purchase Agreement.

              "DOCUMENTS" means any written or similar material (including, without limitation, computer storage media) on which is recorded (by letters, numbers or other marks) information, including, without limitation, legal opinions, mortgages, indentures, notes, instruments, leases, Agreements, insurance policies, reports, studies, financial statements (including, without limitation, the notes thereto), other written financial information, schedules, certificates, charts, maps, plans, letters, memoranda and all similar materials.

              "DOL" means the Department of Labor or its successors.

              "EMISSION ALLOWANCE" means an authorization by any Governmental Authority to emit a specified amount of nitrogen oxide ("NOx") or sulfur dioxide ("SO2") from a specified source during or after a specified time frame.

              "ENCUMBRANCE" means any mortgage, lien, pledge, encumbrance, security interest, deed of trust, option, encroachment, reservation, order, decree, judgment, restriction, charge, Agreement, claim or equity of any kind.

              "ENVIRONMENTAL  CLAIMS" has the meaning set forth in SECTION  4.22
(b) of the Purchase Agreement.

              "  ENVIRONMENTAL  COSTS" has the  meaning set forth in the SECTION
6.02 (a) of the Purchase Agreement.

              "ENVIRONMENTAL LAWS" means any Laws (including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act), including any regulations promulgated pursuant to such Laws, now in effect relating to the generation, production, installation, use, storage, treatment, transportation, release, threatened release, or disposal of Hazardous Materials, noise control, or the protection of human health or the environment.

              "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all Laws promulgated pursuant thereto or in connection therewith.

              "ERISA AFFILIATE" means any entity which is required to be aggregated with the Company in accordance with the terms of Section 414(b), (c),
(m) or (o) of the Code.

              "ESOP" means any "employee stock ownership plan" as such term is defined in Section 407(d)(6) of ERISA or Section 4975(c)(7) of the Code.

              "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and all regulations promulgated thereunder.

              "EXHIBIT" means an exhibit attached to the Purchase Agreement.

              "FERC" has the meaning set forth in SECTION 8.07 of the Purchase Agreement.

              "FINANCIAL STATEMENTS" has the meaning set forth in SECTION 4.06 of the Purchase Agreement.

              "FIRPTA" means Foreign Investor in Real Property Tax Act of 1980, as amended.

              "FORM 5500 SERIES" means Internal Revenue Service Form 5500 Annual Return/Report of Employee Benefit Plan.

              "FORM 5330" has the meaning set forth in SECTION 4.21(J) of the Purchase Agreement.

              "GENERATING FACILITIES" means the three generating facilities owned and operated by the Company as described below:

              (a) Beaver Falls Generating Facility - an approximately 95 MW natural gas and oil-fired generating facility located in Crogham, New York.

              (b) Syracuse Generating Facility - an approximately 109 MW natural gas and oil-fired generating facility located in Solvay, New York outside of Syracuse.

              (c) Niagara Falls Generating Facility - an approximately 50 MW generating facility, utilizing bituminous coal, petroleum coke and potentially other fuels, located in Niagara Falls, New York.

              "GOVERNMENTAL  AUTHORITY"  means  any  court,   administrative  or
regulatory agency or commission or other governmental entity or instrumentality, domestic, foreign or supranational or any department thereof.

              "GP MATE"  means  the  accounting  software  licensed  by  General
Physics.

              "GUARANTY" means that certain Guaranty by Stockholder Guarantor, to be dated the Closing Date, in the form attached hereto as Exhibit B.

              "HAZARDOUS MATERIALS" means any wastes,  substances,  radiation or materials (whether solids, liquids or gases) (i) which are defined as "pollutants", "contaminants", "hazardous wastes", "hazardous substances", "toxic substances", "radioactive materials", or other similar designations in, or otherwise subject to regulation under, any Environmental Laws; (ii) without limitation, which contain polychlorinated biphenyls (PCBs), asbestos and asbestos-containing materials, lead-based paints, urea-formaldehyde foam insulation, and petroleum or petroleum products (including, without limitation, crude oil or any fraction thereof) or (iii) which are known to the Stockholder to pose a hazard to human health, safety, natural resources, industrial hygiene, or the environment.

              "INDEMNIFIED PARTY" has the meaning set forth in SECTION 11.05(A) OF THE PURCHASE AGREEMENT.

              "INDEMNIFYING PARTY" has the meaning set forth in SECTION 11.05(A) OF THE PURCHASE AGREEMENT.

              "INDEPENDENT ACCOUNTING FIRM" means Ernst & Young, LLP.

              "INDIVIDUAL ACCOUNT PLAN" means a Plan that is or was an "individual account plan" as such term is defined in Section 3(34) of ERISA.

              "INTELLECTUAL PROPERTY" means all franchises, patents, patent qualifications, trademarks, service marks, trade names, trade styles, brands, private labels, copyrights, know-how, computer software, industrial designs and drawings and general intangibles of a like nature, trade secrets, licenses, and rights and filings with respect to the foregoing, and all reissues, extensions and renewals thereof.

              "IRS" has the meaning set forth in SECTION 4.21 of the Purchase Agreement.

              "LAWS" means all foreign, federal, state and local statutes, laws, ordinances, regulations, rules, and legally-binding resolutions, orders, determinations, writs, injunctions, awards (including, without limitation, awards of any arbitrator), judgments and decrees applicable to the specified persons or entities and to the businesses and Assets thereof (including, without limitation, Laws relating to securities registration and regulation; the sale, leasing, ownership or management of real property; employment practices, terms and conditions, and wages and hours; building standards, land use and zoning; safety, health and fire prevention; and environmental protection, including Environmental Laws).

              "LOSSES" means all demands, losses, claims, actions or causes of action, assessments, damages, liabilities, costs and expenses, including, without limitation, interest, penalties and reasonable attorneys' fees and disbursements.

              "MATERIAL ADVERSE EFFECT" means a material adverse effect upon the business, operations, Assets or condition (financial or otherwise) of the Company taken as a whole.

              "MULTIEMPLOYER PLAN" means a "multiemployer plan" as such term is defined in Section 3(37) of ERISA.

              "NYISO" means (i) New York Independent System Operator and (ii) if the New York Independent System Operator is no longer the independent system operator for the bulk power transmission system, then any successor thereto performing similar functions in the State of New York, including any regional transmission organization, independent system operator, transco, and any other independent system administrator that possesses operational control over the bulk power transmission system.

              "NYSDEC"  means  New  York  State   Department  of   Environmental
Conservation and any successor thereto.

              "NYPSC" means the New York State Public Service Commission and any successor thereto.

              "NYSRC" means the New York State Reliability Council and any successor thereto.

              "OPERATING RECORDS" has the meaning set forth in SECTION 10.02 (j) of the Purchase Agreement.

              "ORDINARY COURSE OF BUSINESS" means ordinary course of the Company's business consistent with past practices.

              "OTHER ARRANGEMENT" means a benefit program or practice providing for bonuses, incentive compensation, vacation pay, severance pay, insurance, restricted stock, stock options, employee discounts, company cars, tuition reimbursement or any other perquisite or benefit (including, without limitation, any fringe benefit under Section 132 of the Code other than a de minimus fringe under Code Section 132(e)) to employees, officers or independent contractors that is not a Plan.

              "PENSION PLAN" means an "employee pension benefit plan" as such term is defined in Section 3(2) of ERISA.

              "PERMITTED LIENS" has the meaning set forth in SECTION 4.11 of the Purchase Agreement.

              "PERSON" means any individual, corporation (including any non-profit corporation), general or limited partnerships, limited liability company, joint venture, estate, trust, association, organization, labor union or other entity.

              "PLAN" means any written plan, program or arrangement, that is or was an "employee benefit plan" as such term is defined in Section 3(3) of ERISA and (a) which was or is established or maintained by the Company; (b) to which the Company contributed or was obligated to contribute or to fund or provide benefits; or (c) which provides or promises benefits to any person who performs or who has performed services for the Company and because of those services is or has been (i) a participant therein or (ii) entitled to benefits thereunder.

              "PUHCA" has the meaning set forth in SECTION 4.32 of the Purchase Agreement.

              "PRE-CLOSING PERIODS" has the meaning set forth in SECTION 12.03 of the Purchase Agreement.

              "PURCHASE   AGREEMENT"   means  this  Stock  Purchase   Agreement,
including the Disclosure Schedules and all Exhibits hereto.

              "PURCHASE PRICE" has the meaning set forth in SECTION 2.02 of the Purchase Agreement.

              "QUALIFIED PLAN" means a Pension Plan that satisfies or is intended to satisfy, the requirements for tax qualification described in Section 401 of the Code.

              "REAL PROPERTY" means the portions of real property (and all improvements thereon) leased or used by the Company or Real Property Affiliates (including appurtenant easements).

              "REAL PROPERTY AFFILIATES" means CH Syracuse Properties, Inc., a New York corporation and wholly owned non-regulated subsidiary of the Stockholder and CH Niagara Properties, Inc. a New York corporation and wholly owned non-regulated subsidiary of the Stockholder.

              "RELEASE" means any emission, spill, seepage, leak, escape, discharge, leaching, injection, pumping, pouring, emptying, dumping, disposal, or release of Hazardous Materials from the Real Property into or upon the air, soil, improvements, surface water, groundwater, the sewer, septic system, storm drain, publicly owned treatment works, or waste treatment, storage or disposal systems at, on, above, or under the Real Property.

              "SEC" means the Securities and Exchange Commission and any successor thereto.

              " SECTION  338 (H) (10)  ELECTION"  has the  meaning  set forth in
SECTION 12.01 of the Purchase Agreement.

              "SECTION" means a Section (or a subsection) of the Purchase Agreement.

              "SECTION 338 FORMS" has the meaning set forth in SECTION 12.01 OF THE PURCHASE AGREEMENT.

              "SECURITIES ACT" means the Securities Act of 1933, as amended, and all regulations promulgated thereunder.

              "SECURITY INTERESTS" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for Taxes not yet due and payable,
(c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the ordinary course of business and not incurred in connection with the borrowing of money.

              "SHARED  ENVIRONMENTAL COSTS" has the meaning set forth in SECTION
11.04 of the Purchase Agreement.

              "SHARES" has the meaning set forth in the Recitals.

              "SIEMENS" means Siemens Westinghouse Power Corporation.

              "STOCKHOLDER" means Central Hudson Energy Services, Inc., a New York corporation.

              "STOCKHOLDER GUARANTOR" means CH Energy Group, Inc.

              "STOCKHOLDER INDEMNIFIED PERSONS" means the Stockholder and its Affiliates and their respective officers, directors and employees.

              "STRADDLE PERIODS" has the meaning set forth in SECTION 12.01 of the Purchase Agreement.

              "STRADDLE PERIOD TAXES" has the meaning set forth in SECTION 12.01 of the Purchase Agreement.

              "SUBSIDIARY" means any corporation, partnership, joint venture or other legal entity of which the Company (either alone or through or together with any other Subsidiary) (i) owns, directly or indirectly, fifty percent (50%) or more of the stock, partnership interests or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation, partnership, joint venture or other legal entity; or (ii) possesses, directly or indirectly, control over the direction of management or policies of such corporation, partnership, joint venture or other legal entity (whether through ownership of voting securities, by agreement or otherwise).

              "SURVEYS" has the meaning set forth in SECTION 4.11 (B) of the Purchase Agreement.

              "TAX AFFILIATE" means any entity that is a member of an affiliated group of corporations (within the meaning of Section 1540(a) of the Code) filing a consolidated U.S. federal income tax return, or a group of corporations filing a consolidated or combined tax return for state, local or foreign purposes (each a "Consolidated Group"), if the Company could be held liable for the Taxes of such entity or Consolidated Group.

              "TAX CONTEST" has the meaning set forth in SECTION 12.07 of the Purchase Agreement.

              "TAX RETURNS" means all returns, reports, declarations and information statements required to be filed by the Company or any Subsidiary (without regard to extensions of time permitted by law or otherwise) with any federal, state, local or foreign governmental authority or agency with respect to Taxes, including amendments thereto.

              "TAXES" means all federal, state, local and foreign taxes (including, without limitation, income, profit, franchise, sales, use, real property, personal property, ad valorem, excise, employment, social security and wage withholding taxes) and installments of estimated taxes, assessments, deficiencies, levies, imports, duties, withholdings, or other similar charges imposed by any governmental or quasi-governmental authorities, and any interest, penalties or additions to tax imposed thereon or in connection therewith.

              "THIRD PARTY CLAIM" means any claim or other assertion of liability by any third party.

              "TITLE I PLAN" means a Plan that is subject to Title I of ERISA.

              "TRANSFERRED  EMPLOYEE  RECORDS  " has the  meaning  set  forth in
SECTION 10.02 (J) of the Purchase Agreement.

              "TRANSMISSION CONGESTION CONTRACTS" or "TCCS" means those certain transmission congestion contracts (ID Nos. 2645 and 2646) currently held by the Company.

              "UCAP" has the meaning established and promulgated by NYISO, as in effect from time to time.

              "VOLTAGE  SUPPORT   SERVICE"  has  the  meaning   established  and
promulgated by NYISO, as in effect from time to time.

              "WELFARE PLAN" means an "employee welfare benefit plan" as such term is defined in SECTION 3(1) of ERISA.

                                                                EXHIBIT B TO THE
                                                        STOCK PURCHASE AGREEMENT

                                FORM OF GUARANTY

              THIS GUARANTY (this "Guaranty") is made as of ________, 2002 by CH Energy Group, Inc., a New York corporation ("Guarantor"), in favor of WPS Power Development, Inc., a Wisconsin corporation ("Buyer").

                                    RECITALS

              Concurrently herewith (such date the "Closing Date"), Central Hudson Energy Services, Inc., a New York corporation and wholly-owned subsidiary of Guarantor ("Seller"), is consummating the sale to Buyer of all of the capital stock of CH Resources, Inc., a New York corporation and wholly-owned subsidiary of Seller ("Company"), pursuant to that certain Stock Purchase Agreement, dated as of December __, 2001 (the "Purchase Agreement"), between Seller and Buyer (any capitalized terms used herein and not defined herein having the respective meanings assigned in the Purchase Agreement).

              To  induce  Buyer  to  enter  into  the  Purchase   Agreement  and
consummate the transactions contemplated thereby, Guarantor has agreed to execute and deliver this Guaranty.

              The execution and performance by Buyer of the Purchase Agreement and the transactions contemplated thereby will benefit Guarantor. Without this Guaranty, Buyer would not execute and deliver the Purchase Agreement or consummate the transactions contemplated thereby. Therefore, in consideration of the execution and delivery by Buyer of the Purchase Agreement and consummation of the transactions contemplated thereby, Guarantor has agreed to execute and deliver this Guaranty.

              NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor agrees as follows:

1. GUARANTY. Guarantor guarantees to Buyer and its permitted successors and assigns the full and prompt payment and performance when due of all of the obligations of Seller under the Purchase Agreement (such obligations, the "Guaranteed Obligations").

2. UNCONDITIONAL OBLIGATIONS. This Guaranty is a guaranty of payment and performance and not of collection and is an absolute, unconditional and irrevocable guarantee of the full and prompt payment and performance when due of all of the Guaranteed Obligations, whether or not from time to time reduced or extinguished or hereafter increased or incurred, and whether or not recovery may be, or hereafter may become, barred by any statute of limitations or otherwise. If any payment made by Seller or any other Person and applied to the Guaranteed Obligations is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be repaid or refunded for any reason, including bankruptcy, insolvency, or reorganization, then, to the extent of such payment or repayment, the liability of

Guarantor will continue to be in full force and effect (or be reinstated, if applicable) as fully as if such payment had never been made. Guarantor covenants that this Guaranty will not be fulfilled or discharged, except by the complete payment and performance of the Guaranteed Obligations, whether by the primary obligor or Guarantor under this Guaranty. Without limiting the generality of the foregoing, Guarantor's obligations hereunder will not be released, discharged or otherwise affected by the following:

              (a) any change in the Purchase Agreement or the obligations of Seller thereunder, or any insolvency, bankruptcy or similar proceeding affecting Seller or its assets or any defense that may arise in such insolvency, bankruptcy or similar proceeding;

              (b) the existence of any claim or set-off that seller has or that Guarantor may have against Buyer, whether in connection with this Guaranty or any unrelated transaction, provided that nothing in this Guaranty will be deemed a waiver by Guarantor of any claim or prevent the assertion of any claim by separate suit;

              (c) any law now or hereinafter in effect in any jurisdiction affecting any of the terms of the Purchase Agreement or the rights of Buyer with respect thereto;

              (d)    any  change  in  the  corporate  existence,   structure  or
ownership of Guarantor or Seller or any assignment by Seller of its rights or obligations under the Purchase Agreement;

              (e) the existence of any default, breach, or dissolution in connection with the Purchase Agreement;

              (f) the existence of any release or amendment or waiver of or consent to departure from any other guaranty for all or any of the Guaranteed Obligations;

              (g) any exchange of, release of or non-perfection of any interest in any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the obligations of Seller; and

              (h) any other act, omission to act, delay of any kind by any party hereto or any other Person, or any circumstance whatsoever that might, but for the provisions of this Section, constitute a legal or equitable discharge of the obligations of Guarantor hereunder.

              This Guaranty will in all respects be a continuing, absolute, and unconditional guaranty irrespective of the genuineness, validity, regularity or enforceability of the Guaranteed Obligations or any part thereof or any instrument or agreement evidencing any of the Guaranteed Obligations ore relating thereto, or the existence, validity, enforceability, perfection, or extent of any collateral therefor or any other circumstances relating to the Guaranteed Obligations which might otherwise constitute a defense to the Guaranteed Obligations or this Guaranty.

3. INDEPENDENT OBLIGATIONS. Guarantor agrees that the Guaranteed Obligations are independent of the obligations of Seller under the Purchase Agreement and if any default occurs hereunder, a separate action or actions may be brought and prosecuted against Guarantor whether or not Seller is joined therein. Buyer may maintain successive actions for other defaults of Guarantor. Buyer's rights hereunder will not be exhausted by the exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless all Guaranteed Obligations have been paid and fully performed.

              (a) Guarantor agrees that Buyer may enforce this Guaranty, at any time and from time to time, without the necessity of resorting to or exhausting any security or collateral and without the necessity of proceeding against Seller. Guarantor hereby waives the right to require Buyer to proceed against Seller, to exercise any right or remedy under the Purchase Agreement, or to pursue any other remedy or to enforce any other right.

              (b) Guarantor will continue to be subject to this Guaranty notwithstanding: (i) any modification, agreement or stipulation between Buyer and Seller, or their respective successors and assigns, with respect to the Purchase Agreement or the Guaranteed Obligations; (ii) any waiver of or failure to enforce any of the terms, covenants or conditions contained in the Purchase Agreement or any modification thereof; (iii) any release of Seller from any liability with respect to the Purchase Agreement; or (iv) any release or subordination of any collateral then held by Buyer as security for the performance by Seller of the Guaranteed Obligations.

              (c) The Guaranteed Obligations are not conditional or contingent upon the genuineness, validity, regularity or enforceability of the Purchase Agreement or the pursuit by Buyer of any remedies which Buyer either now has or may hereafter have with respect thereto under the Purchase Agreement.

4.            LIABILITY OF GUARANTOR.

              (a) Buyer may enforce this Guaranty upon the occurrence of a breach by Seller of any of the Guaranteed Obligations, notwithstanding the existence of any dispute between Seller and Buyer with respect to the existence of any such breach.

              (b) Guarantor's performance of some, but not all, of the Guaranteed Obligations will in no way limit, affect, modify or abridge Guarantor's liability for those Guaranteed Obligations that have not been performed.

              (c) Buyer, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of Guarantor's liability hereunder, from time to time may (i) with respect to Seller's financial obligations, renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of financial obligations that are Guaranteed Obligations, or subordinate the payment of the same to the payment of any other obligations, or any or all of the above, (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto, (iii) request and accept other guarantees of the Guaranteed Obligations and take and hold security for the payment of this Guaranty or the Guaranteed Obligations, (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for performance of the Guaranteed Obligations, any other guarantees of the Guaranteed Obligations, or any other obligation of any Person with respect to the Guaranteed Obligations, (v) enforce and apply any security hereafter held by or for the benefit of Buyer in respect of this Guaranty or the Guaranteed Obligations and direct the order or manner of sale thereof or exercise of any other right or remedy that Buyer may have against any such security, as Buyer in its discretion may determine, and (vi) exercise any other rights available to it under the Purchase Agreement.

              (d) This Guaranty and the obligations of Guarantor hereunder will be valid and enforceable and will not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than indefeasible performance in full of the Guaranteed Obligations), including without limitation the occurrence of any of the following, whether or not Guarantor will have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of any claim or demand or any right, power or remedy (whether arising under the Purchase Agreement, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement or instrument relating thereto; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including without limitation provisions relating to events of default) of the Purchase Agreement or any agreement or instrument executed pursuant thereto; (iii) Buyer's consent to the change, reorganization or termination of the corporate structure or existence of Seller; (iv) any defenses, set-offs or counterclaims Seller or Guarantor may allege or assert against Buyer in respect of the Guaranteed Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (v) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of Guarantor as an obligor in respect of the Guaranteed Obligations.

5. WAIVERS. To the fullest extent permitted by law, Guarantor hereby waives and agrees not to assert or take advantage of: (a) any right to require Buyer to proceed against Seller or any other Person or to proceed against or exhaust any security held by Buyer at any time or to pursue any right or remedy under the Purchase Agreement or any other remedy in Buyer's power before proceeding against Guarantor; (b) any defense that may arise by reason of the incapacity, lack of authority, death or disability of, or revocation hereby by Guarantor or Seller or any other Person or the failure of Buyer to file or enforce a claim against the estate (either in administration, bankruptcy or any other proceeding) of any such Person; (c) any defense that may arise by reason of any presentment, demand for payment or performance or otherwise, protest or notice of any other kind or lack thereof; (d) any right or defense arising out of an election of remedies by Buyer; (e) all notices to Guarantor, to Seller, or to any other Person, including, but not limited to, notices of the acceptance of this Guaranty or the creation, renewal, extension, modification, accrual of any of Seller's obligations under the Purchase Agreement, or of default in the payment or performance of any such obligations, enforcement of any right or remedy with respect thereto or notice of any other matters relating thereto; (f) any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof; (g) any requirements of diligence or promptness on the part of Buyer; (h) any defense arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Seller, or any other Person from any cause other than indefeasible performance in full of the Guaranteed Obligations; (i) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (j) any defense based upon any act or omission of Buyer that directly or indirectly results in or aids the discharge or release of Seller or Guarantor or any security given or held by Buyer in connection with the Guaranteed Obligations; and (k) any and all surety ship defenses under applicable law.

6. CUMULATIVE RIGHTS. All rights powers and remedies of Buyer hereunder are in addition to and not in lieu of all other rights, powers and remedies given to Buyer, whether at law, in equity or otherwise.

7. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants that:

              (a) it is a corporation duly organized, validly existing, and in good standing under the laws of the State of New York and has all requisite corporate powers and all material governmental licenses, authorizations, consents and approvals required to own its properties and carry on its business as now conducted;

              (b) it has all requisite corporate power and authority to execute, deliver and perform this Guaranty;

              (c) the execution, delivery, and performance by Guarantor of this Guaranty have been duly authorized by all necessary corporate action on the part of Guarantor;

              (d) this Guaranty has been duly executed and delivered and constitutes the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms;

              (e)    neither the  execution  nor  delivery of this  Guaranty nor compliance with or fulfillment of the terms, conditions, and provisions hereof will conflict with, result in a material breach or violation of the terms, conditions, or provisions of, or constitute a material default, an event of default, or an event creating rights of acceleration, termination, or cancellation, or a loss of rights under, (1) the certificate of incorporation or by-laws of Guarantor (or equivalent governing instruments), (2) any judgment, decree, order, contract, agreement, indenture, instrument, note, mortgage, lease, governmental permit, or other authorization, right, restriction, or obligation to which Guarantor is a party or any of its property is subject or by which Guarantor is bound, or (3) any federal, state, or local law, statute, ordinance, rule or regulation applicable to Guarantor;

              (f) it now has and will continue to have full and complete access to any and all information concerning the transactions contemplated by the Purchase Agreement and Seller's financial status, and its ability to perform the Guaranteed Obligations;

              (g) it has reviewed and approved a copy of the Purchase Agreement and is fully informed of the remedies Buyer may pursue, with or without notice to Seller or any other Person, in the event of default of any of the Guaranteed Obligations;

              (h) it has made and so long as the Guaranteed Obligations (or any portion thereof) remain unsatisfied, it will make its own credit analysis of Seller and will keep itself fully informed as to all aspects of the financial condition of Seller, the performance of the Guaranteed Obligations, and all circumstances bearing upon the risk of non payment or nonperformance of the Guaranteed Obligations. Guarantor hereby waives and relinquishes any duty on the part of Buyer to disclose any matter, fact or thing relating to the business, operations or conditions of Seller now known or hereafter known by Buyer.

              (i) no consent, authorization, approval, order, license, certificate, or permit or act of or from, or declaration or filing with, any Governmental Authority or any party to any contract, agreement, instrument, lease, or license to which Guarantor is a party or by which Guarantor is bound, is required for the execution, delivery, or compliance with the terms hereof by Guarantor, except as have been obtained prior to the date hereof; and

              (j) there is no pending or, to its knowledge, threatened action, suit, proceeding, arbitration, litigation, or investigation of or before any Governmental Authority or any other entity which challenges the validity or enforceability of this Guaranty.

8. GOVERNING LAW. The validity, interpretation and effect of this Guaranty are governed by and will be construed in accordance with the laws of the State of New York applicable to contracts made and performed in such State, without regard to conflicts of law doctrines.

9. ENTIRE AGREEMENT. This Guaranty contains the entire agreement of Guarantor with respect to the transactions contemplated hereby, and supersedes all negotiations, representations, warranties, commitments, offers, contracts and writings prior to the date hereof, written or oral, with respect to the subject matter hereof. No waiver, modification or amendment of any provision of this Guaranty shall be effective unless made in writing and duly signed by Buyer referring specifically to this Guaranty, and then only to the specific purpose, extent and interest so provided.

10. SEVERABILITY. If any provision of this Guaranty is determined to be unenforceable for any reason by a court of competent jurisdiction, this Guaranty will be adjusted rather than voided, to achieve the intent of the parties, and all of the provisions not deemed unenforceable will be deemed valid and enforceable to the greatest extent possible.

11. NOTICES. All notices, requests, demands and other communications under this Guaranty must be in writing and must be delivered in person or sent by certified mail, postage prepaid, or by overnight delivery, and properly addressed as follows:

              If to Guarantor:

              CH Energy Group, Inc.
              110 Main Street
              Poughkepsie, NY  12601
              Attention:  Allan R. Page
              Facsimile No.  (845) 473-7316

              With a copies to:

              Winston & Strawn
              1400 L Street, N.W.
              Washington, DC  20005-3502
              Attention:  Donald K. Dankner
              Facsimile No.:  (202) 371-5950

              Gould & Wilkie LLP
              One Chase Manhattan Plaza (58th Floor)
              New York, NY  10005-1401
              Attention:  John E. Gould
              Facsimile:  (212) 809-6890


              If to Buyer:

              WPS Power Development, Inc.
              1088 Springhurst Drive
              Green Bay, WI  54304
              Attention:  Charles A. Schrock
              Facsimile No.:  (920) 617-6140

              With a copies to:

              WPS Power Development, Inc.
              1088 Springhurst Drive
              Green Bay, WI  54304
              Attention:  B. Frank Moon
              Facsimile No.:  (920) 617-6140

              Foley & Lardner
              777 East Wisconsin Avenue
              Milwaukee, WI  53202-5367
              Attention:  Edward J. Hammond
              Facsimile No.:  (414) 297-4900

              Either Guarantor or Buyer may from time to time change its address for the purpose of notices by a similar notice specifying a new address, but no such change is effective until actually received by the party sought to be charged with its contents.

              All notices and other communications required or permitted under this Guaranty which are addressed as provided in this Section 11 shall be effective upon delivery, if delivered personally or by overnight mail, and shall be effective five (5) days following deposit in the United States mail, postage prepaid, if delivered by mail.

12. CAPTIONS. The captions of the various Sections of this Guaranty have been inserted for convenience of reference only and do not modify, explain, enlarge or restrict any of the provisions of this Guaranty.

13. ASSIGNABILITY. This Guaranty is binding upon and inures to the benefit of the successors and assigns of Guarantor and Buyer, but is not assignable by either Party without the prior written consent of the other Party, which consent will not be unreasonably withheld, except that Buyer may assign this Guaranty to an Affiliate without obtaining any further consent from Guarantor. Any assignment by Guarantor is further conditioned on the assignee's agreement in writing to assume all of the Guarantor's obligations hereunder; provided, however, that any assignment by Guarantor effected in accordance with this Section 13 shall not relieve Guarantor of its obligations and liabilities under this Guaranty.

14. CONSTRUCTION OF AGREEMENT. Ambiguities or uncertainties in the wording of this Guaranty will not be construed for or against any party, but will be construed in the manner that most accurately reflects the parties' intent as of the date hereof.

15. NO WAIVER. Any forbearance or failure to exercise, and any delay by Buyer in exercising, any right, power or remedy hereunder will not impair any such right, power or remedy or be construed to be a waiver thereof, nor will it preclude the further exercise of any such right, power or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law, by agreement or otherwise.

16.           BANKRUPTCY; POST-PETITION INTEREST.

              (a) The obligations of Guarantor under this Guaranty will not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Seller or by any defense which Seller may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding. Buyer is not obligated to file any claim relating to the Guaranteed Obligations if Seller becomes subject to a bankruptcy, reorganization, or similar proceeding, and the failure of Buyer so to file will not affect Guarantor's obligations under this Guaranty.

              (b) Guarantor acknowledges and agrees that any interest on any portion of the Guaranteed Obligations which accrues after the commencement of any proceeding referred to in clause (a) above (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by

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


operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guaranteed Obligations if said proceedings had not been commenced) will be included in the Guaranteed Obligations because it is the intention of Guarantor and Buyer that the Guaranteed Obligations should be determined without regard to any rule of law or order that may relieve Seller of any portion of such Guaranteed Obligations. Guarantor will permit any trustee in bankruptcy, receiver, debtor-in-possession, assignee for the benefit of creditors or any similar Person to pay Buyer, or allow the claim of Buyer in respect of any such interest accruing after the date on which such proceeding is commenced.

              IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first written above.

                                       CH ENERGY GROUP, INC.


                                       By:
                                            ------------------------------------
                                       Name:
                                       Title:


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